UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-10045

Calvert Impact Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

(202) 238-2200
(Registrant's telephone number)

September 30
Date of Fiscal Year End

September 30, 2019
Date of Reporting Period
____________________________________________________________________________________

Item 1. Report to Stockholders.

Calvert Small-Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund

Calvert Small-Cap Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Federal Tax Information
28	Management and Organization
30	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance
For the 12-month period ended September 30, 2019, Calvert Small-Cap Fund (the Fund) returned 0.61% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned -8.89%.
Stock selection in most sectors contributed strongly to performance relative to the Index during the period. Selections within the financials, consumer discretionary, and real estate sectors had the largest positive impact on relative performance. Sector allocations also contributed to outperformance, especially an underweight position in energy stocks, which were hindered by low oil prices during the period. In contrast, Fund holdings within the health care and information technology (IT) sectors were overall detractors during the period.
The largest individual contributors represented several market sectors. In financials, Cohen & Steers, Inc., an asset manager specializing in real estate investment trusts (REITs), was the largest individual contributor. The company’s stock benefited from a favorable environment for REITs, strong performance in the company’s investment products, and healthy asset flows compared to other asset managers.
ServiceMaster Global Holdings, Inc., a pest control services provider in the consumer discretionary sector, was also a top contributor. Its stock benefited from the company spinning off its home-warranty business, which enabled the company to sharpen its strategic focus and improve fundamentals during the period.
Within the aerospace & defense industry, Hexcel Corp. (Hexcel), a provider of carbon fiber, was another leading contributor. Hexcel stock benefited as the company converted a large backlog of demand into strong revenue growth, earnings, and cash flow during the period.
ICU Medical, Inc. (ICU) and Ligand Pharmaceuticals, Inc. (Ligand), both in the health care sector, were two of the largest individual detractors from performance relative to the Index. ICU, a manufacturer of medical IV solutions and pumps, did not meet revenue and earnings growth expectations as the industry was disrupted by competitive changes. The stock of Ligand, which licenses intellectual property and technology to biotechnology and pharmaceutical companies, fell after the company sold its assets related to Promacta ─ a man-made form of protein used to prevent bleeding caused by a lack of platelets in the blood ─ to Royalty Pharma, leaving Ligand without any significant positive developments in its pipeline.
In the IT sector, Conduent, Inc. (Conduent), a business-process outsourcing company, was also a leading detractor, missing earnings expectations in the aftermath of its spinoff from Xerox. By period-end, Conduent was sold out of the Fund.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/01/2004	10/01/2004	0.61%	10.71%	12.21%
Class A with 4.75% Maximum Sales Charge	—	—	-4.17	9.63	11.66
Class C at NAV	04/01/2005	10/01/2004	-0.12	9.89	11.28
Class C with 1% Maximum Sales Charge	—	—	-1.06	9.89	11.28
Class I at NAV	04/29/2005	10/01/2004	0.92	11.16	12.84
Class R6 at NAV	02/01/2019	10/01/2004	0.96	11.16	12.85

Russell 2000® Index	—	—	-8.89%	8.18%	11.19%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.28%	2.03%	1.03%	0.97%
Net		1.21	1.96	0.96	0.90

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$29,139	N.A.
Class I	$250,000	09/30/2009	$837,607	N.A.
Class R6	$1,000,000	09/30/2009	$3,351,645	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Industrials	20.2%	ACI Worldwide, Inc.	3.0%
Financials	16.6%	RealPage, Inc.	2.9%
Consumer Discretionary	13.6%	Hexcel Corp.	2.4%
Information Technology	13.2%	ONE Gas, Inc.	2.2%
Health Care	13.0%	Mueller Water Products, Inc., Class A	2.2%
Real Estate	9.7%	Rexford Industrial Realty, Inc.	2.1%
Utilities	5.1%	Healthcare Realty Trust, Inc.	2.1%
Consumer Staples	3.2%	Chemed Corp.	2.0%
Materials	3.1%	Altair Engineering, Inc., Class A	2.0%
Energy	2.0%	EastGroup Properties, Inc.	1.9%
High Social Impact Investments	0.3%	Total	22.8%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I.

Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

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FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES DURING PERIOD (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,060.20	$6.25**	1.21%
Class C	$1,000.00	$1,056.70	$10.11**	1.96%
Class I	$1,000.00	$1,061.40	$4.96**	0.96%
Class R6	$1,000.00	$1,061.80	$4.65**	0.90%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.12**	1.21%
Class C	$1,000.00	$1,015.24	$9.90**	1.96%
Class I	$1,000.00	$1,020.25	$4.86**	0.96%
Class R6	$1,000.00	$1,020.56	$4.56**	0.90%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

CALVERT SMALL-CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 97.6%
Aerospace & Defense - 3.9%
Hexcel Corp.	197,787	16,244,246
Mercury Systems, Inc. (1)	123,516	10,025,794
		26,270,040

Auto Components - 1.9%
Dorman Products, Inc. (1)	118,768	9,446,807
Visteon Corp. (1)	43,762	3,612,115
		13,058,922

Banks - 7.6%
Columbia Banking System, Inc.	244,272	9,013,637
Community Bank System, Inc.	175,490	10,825,978
First Citizens BancShares, Inc., Class A	23,241	10,959,294
Sterling Bancorp	618,558	12,408,273
Stock Yards Bancorp, Inc.	180,745	6,631,534
Wintrust Financial Corp.	36,130	2,335,082
		52,173,798

Biotechnology - 2.0%
Emergent BioSolutions, Inc. (1)	110,336	5,768,366
Ligand Pharmaceuticals, Inc. (1)(2)	80,627	8,025,612
		13,793,978

Building Products - 2.3%
CSW Industrials, Inc.	74,104	5,115,399
Trex Co., Inc. (1)(2)	118,635	10,787,481
		15,902,880

Capital Markets - 1.0%
Cohen & Steers, Inc. (2)	128,824	7,076,302

Chemicals - 3.1%
Minerals Technologies, Inc.	212,541	11,283,802
Sensient Technologies Corp.	143,221	9,832,121
		21,115,923

Commercial Services & Supplies - 1.7%
Viad Corp.	168,416	11,309,134

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 3.9%
Grand Canyon Education, Inc. (1)	128,669	12,635,296
K12, Inc. (1)	142,682	3,766,805
ServiceMaster Global Holdings, Inc. (1)	185,116	10,347,984
		26,750,085

Electric Utilities - 1.4%
Portland General Electric Co.	175,128	9,871,965

Electrical Equipment - 1.9%
EnerSys	193,948	12,788,931

Energy Equipment & Services - 2.0%
Core Laboratories NV (2)	70,129	3,269,414
Oceaneering International, Inc. (1)	437,410	5,926,906
US Silica Holdings, Inc. (2)	473,990	4,531,344
		13,727,664

Equity Real Estate Investment Trusts (REITs) - 9.5%
CubeSmart	334,340	11,668,466
EastGroup Properties, Inc.	105,968	13,248,119
Healthcare Realty Trust, Inc.	427,642	14,326,007
Rexford Industrial Realty, Inc.	329,017	14,483,328
STORE Capital Corp.	300,467	11,240,471
		64,966,391

Food & Staples Retailing - 1.3%
BJ’s Wholesale Club Holdings, Inc. (1)	268,928	6,957,168
Performance Food Group Co. (1)	47,528	2,186,763
		9,143,931

Food Products - 1.8%
J&J Snack Foods Corp.	31,981	6,140,352
Lancaster Colony Corp.	20,209	2,801,978
Nomad Foods Ltd. (1)	168,348	3,451,134
		12,393,464

Gas Utilities - 2.2%
ONE Gas, Inc.	156,424	15,033,911

Health Care Equipment & Supplies - 3.3%
Haemonetics Corp. (1)	82,495	10,405,919
ICU Medical, Inc. (1)	77,134	12,310,587
		22,716,506

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Providers & Services - 6.2%
Addus HomeCare Corp. (1)	131,709	10,441,890
Amedisys, Inc. (1)	97,590	12,785,266
Chemed Corp.	33,391	13,943,080
R1 RCM, Inc. (1)	561,111	5,010,721
		42,180,957

Hotels, Restaurants & Leisure - 1.9%
Choice Hotels International, Inc.	148,477	13,208,514

Insurance - 6.7%
AMERISAFE, Inc.	113,581	7,508,840
First American Financial Corp.	188,492	11,122,913
Horace Mann Educators Corp.	262,459	12,159,725
RLI Corp.	85,115	7,908,035
Selective Insurance Group, Inc.	92,022	6,919,134
		45,618,647

IT Services - 2.7%
CSG Systems International, Inc.	160,396	8,289,265
NIC, Inc.	495,008	10,221,915
		18,511,180

Machinery - 5.8%
Mueller Water Products, Inc., Class A	1,327,388	14,919,841
RBC Bearings, Inc. (1)	55,173	9,153,753
Welbilt, Inc. (1)(2)	261,247	4,404,624
Woodward, Inc.	100,039	10,787,205
		39,265,423

Pharmaceuticals - 1.2%
Catalent, Inc. (1)	173,767	8,281,735

Professional Services - 0.9%
CBIZ, Inc. (1)	257,423	6,049,440

Road & Rail - 1.7%
Landstar System, Inc.	103,138	11,611,276

Software - 10.2%
ACI Worldwide, Inc. (1)	645,530	20,221,227
Altair Engineering, Inc., Class A (1)	392,143	13,575,991
CDK Global, Inc.	175,087	8,419,934

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Envestnet, Inc. (1)(2)	131,567	7,459,849
RealPage, Inc. (1)	316,263	19,880,292
		69,557,293

Specialty Retail - 3.1%
Hudson Ltd., Class A (1)	403,263	4,948,037
Monro, Inc. (2)	94,043	7,430,338
National Vision Holdings, Inc. (1)	378,060	9,099,904
		21,478,279

Textiles, Apparel & Luxury Goods - 2.4%
Columbia Sportswear Co.	97,402	9,437,280
Gildan Activewear, Inc.	199,243	7,073,126
		16,510,406

Thrifts & Mortgage Finance - 0.9%
Essent Group Ltd.	127,256	6,066,294

Trading Companies & Distributors - 1.8%
Applied Industrial Technologies, Inc.	211,195	11,995,876

Water Utilities - 1.3%
Middlesex Water Co.	140,459	9,124,217

Total Common Stocks (Cost $597,999,764)		667,553,362

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.3%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (3)(4)	1,401,905	1,394,489
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (4)(5)	152,000	150,914
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (4)(5)	195,000	190,519

Total High Social Impact Investments (Cost $1,748,905)		1,735,922

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	3,172,077	3,172,077

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,172,077)		3,172,077

TOTAL INVESTMENTS (Cost $602,920,746) - 98.4%		672,461,361
Other assets and liabilities, net - 1.6%		10,609,441
NET ASSETS - 100.0%		683,070,802

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NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $36,438,063.
(3) Affiliated company (see Note 7).
(4) Restricted security. Total market value of restricted securities amounts to $1,735,922, which represents 0.3% of the net assets of the Fund as of September 30, 2019.
(5) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,401,905
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	152,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	195,000
See notes to financial statements.

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CALVERT SMALL-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $601,518,841) - including $36,438,063 of securities on loan	$671,066,872
Investments in securities of affiliated issuers, at value (identified cost $1,401,905)	1,394,489
Cash	9,719,815
Receivable for investments sold	2,983,009
Receivable for capital shares sold	4,683,391
Dividends and interest receivable	604,935
Interest receivable - affiliated	16,940
Securities lending income receivable	4,379
Receivable from affiliate	28,249
Directors’ deferred compensation plan	222,497
Other assets	19,207
Total assets	690,743,783

LIABILITIES
Payable for investments purchased	3,160,053
Payable for capital shares redeemed	412,599
Deposits for securities loaned	3,172,077
Payable to affiliates:
Investment advisory fee	365,210
Administrative fee	64,449
Distribution and service fees	47,231
Sub-transfer agency fee	20,727
Directors’ deferred compensation plan	222,497
Accrued expenses	208,138
Total liabilities	7,672,981
NET ASSETS	$683,070,802

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$603,745,201
Distributable earnings	79,325,601
Total	$683,070,802

NET ASSET VALUE PER SHARE
Class A (based on net assets of $172,276,696 and 6,794,980 shares outstanding)	$25.35
Class C (based on net assets of $14,774,769 and 683,124 shares outstanding)	$21.63
Class I (based on net assets of $461,237,211 and 16,775,435 shares outstanding)	$27.49
Class R6 (based on net assets of $34,782,126 and 1,264,663 shares outstanding)	$27.50

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$26.61
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

12 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $30,204)	$6,169,997
Interest income	132,925
Interest income - affiliated issuers	21,029
Securities lending income, net	50,460
Total investment income	6,374,411

EXPENSES
Investment advisory fee	3,347,366
Administrative fee	590,712
Distribution and service fees:
Class A	383,647
Class C	148,071
Directors’ fees and expenses	29,860
Custodian fees	34,498
Transfer agency fees and expenses	567,267
Accounting fees	109,529
Professional fees	47,840
Registration fees	106,181
Reports to shareholders	60,192
Miscellaneous	38,411
Total expenses	5,463,574
Waiver and/or reimbursement of expenses by affiliate	(202,235)
Reimbursement of expenses-other	(11,868)
Net expenses	5,249,471
Net investment income	1,124,940

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment securities - unaffiliated issuers	11,688,855

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(778,398)
Investment securities - affiliated issuers	45,366
(733,032)

Net realized and unrealized gain	10,955,823

Net increase in net assets resulting from operations	$12,080,763
See notes to financial statements.

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CALVERT SMALL-CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$1,124,940	($31,064)
Net realized gain	11,688,855	22,639,811
Net change in unrealized appreciation (depreciation)	(733,032)	38,660,819
Net increase in net assets resulting from operations	12,080,763	61,269,566

Distributions to shareholders:
Class A shares	(7,375,765)	(18,026,063)
Class C shares	(897,708)	(2,382,276)
Class I shares	(12,325,140)	(12,620,526)
Class Y shares	—	(7,637,178)
Total distributions to shareholders	(20,598,613)	(40,666,043)

Capital share transactions:
Class A shares	19,666,759	14,461,672
Class C shares	(2,714,077)	1,790,165
Class I shares	205,627,063	144,885,685
Class R6 shares (1)	34,053,869	—
Class Y shares (2)	—	(46,060,517)
Net increase in net assets from capital share transactions	256,633,614	115,077,005

TOTAL INCREASE IN NET ASSETS	248,115,764	135,680,528

NET ASSETS
Beginning of year	434,955,038	299,274,510
End of year	$683,070,802	$434,955,038

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

14 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019		2018		2017	2016		2015
Net asset value, beginning	$26.61		$25.70		$21.76	$22.04		$22.98
Income from investment operations:
Net investment income (loss) (1)	0.02		(0.04)		(0.05)	0.03	(2)	0.04
Net realized and unrealized gain (loss)	(0.04)	(3)	4.34		4.32	1.53		1.80
Total from investment operations	(0.02)		4.30		4.27	1.56		1.84
Distributions from:
Net investment income	—		—	(4)	—	(0.01)		—	(4)
Net realized gain	(1.24)		(3.39)		(0.33)	(1.83)		(2.78)
Total distributions	(1.24)		(3.39)		(0.33)	(1.84)		(2.78)
Total increase (decrease) in net asset value	(1.26)		0.91		3.94	(0.28)		(0.94)
Net asset value, ending	$25.35		$26.61		$25.70	$21.76		$22.04
Total return (5)	0.61%		18.55%		19.74%	7.66%		8.18%
Ratios to average net assets: (6)
Total expenses	1.25%		1.28%		1.36%	1.42%		1.52%
Net expenses	1.23%		1.28%		1.36%	1.37%		1.37%
Net investment income (loss)	0.07%		(0.17%)		(0.22%)	0.12%	(2)	0.19%
Portfolio turnover	45%		51%		137%	150%		59%
Net assets, ending (in thousands)	$172,277		$158,921		$137,860	$170,294		$154,728

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4) Amount is less than $0.005.
(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$22.90		$22.58	$19.30	$19.88		$21.12
Income from investment operations:
Net investment loss (1)	(0.14)		(0.20)	(0.21)	(0.12)	(2)	(0.12)
Net realized and unrealized gain (loss)	(0.04)	(3)	3.77	3.82	1.37		1.66
Total from investment operations	(0.18)		3.57	3.61	1.25		1.54
Distributions from:
Net realized gain	(1.09)		(3.25)	(0.33)	(1.83)		(2.78)
Total distributions	(1.09)		(3.25)	(0.33)	(1.83)		(2.78)
Total increase (decrease) in net asset value	(1.27)		0.32	3.28	(0.58)		(1.24)
Net asset value, ending	$21.63		$22.90	$22.58	$19.30		$19.88
Total return (4)	(0.12%)		17.66%	18.82%	6.89%		7.38%
Ratios to average net assets: (5)
Total expenses	2.01%		2.03%	2.22%	2.31%		2.36%
Net expenses	1.99%		2.03%	2.12%	2.12%		2.12%
Net investment loss	(0.68%)		(0.91%)	(0.99%)	(0.63%)	(2)	(0.56%)
Portfolio turnover	45%		51%	137%	150%		59%
Net assets, ending (in thousands)	$14,775		$18,945	$16,691	$16,842		$15,887

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$28.73		$27.51	$23.18	$23.34		$24.14
Income from investment operations:
Net investment income (1)	0.09		0.05	0.06	0.13	(2)	0.16
Net realized and unrealized gain (loss)	(0.02)	(3)	4.67	4.62	1.63		1.90
Total from investment operations	0.07		4.72	4.68	1.76		2.06
Distributions from:
Net investment income	(0.06)		(0.08)	(0.02)	(0.09)		(0.08)
Net realized gain	(1.25)		(3.42)	(0.33)	(1.83)		(2.78)
Total distributions	(1.31)		(3.50)	(0.35)	(1.92)		(2.86)
Total increase (decrease) in net asset value	(1.24)		1.22	4.33	(0.16)		(0.80)
Net asset value, ending	$27.49		$28.73	$27.51	$23.18		$23.34
Total return (4)	0.92%		18.92%	20.29%	8.15%		8.72%
Ratios to average net assets: (5)
Total expenses	1.00%		1.04%	0.92%	0.94%		0.91%
Net expenses	0.95%		0.92%	0.90%	0.92%		0.91%
Net investment income	0.34%		0.19%	0.23%	0.58%	(2)	0.64%
Portfolio turnover	45%		51%	137%	150%		59%
Net assets, ending (in thousands)	$461,237		$257,089	$93,724	$96,664		$61,669

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2019 (1)
CLASS R6 SHARES
Net asset value, beginning	$24.93
Income from investment operations:
Net investment income (2)	0.07
Net realized and unrealized gain	2.50
Total from investment operations	2.57
Total increase in net asset value	2.57
Net asset value, ending	$27.50
Total return (3)	10.31%	(4)
Ratios to average net assets: (5)
Total expenses	0.93%	(6)
Net expenses	0.90%	(6)
Net investment income	0.37%	(6)
Portfolio turnover	45%	(7)
Net assets, ending (in thousands)	$34,782

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

18 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Small-Cap Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland business corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that

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the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$667,553,362	(1)	$—	$—	$667,553,362
High Social Impact Investments	—		1,735,922	—	1,735,922
Short Term Investment of Cash Collateral for Securities Loaned	3,172,077		—	—	3,172,077
Total Investments	$670,725,439		$1,735,922	$—	$672,461,361

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain

20 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.68% of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $3,347,366.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.21%, 1.96% and 0.96% (1.29%, 2.04% and 0.92% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and 0.90% of the Fund’s average daily net assets for Class R6. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $202,235.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $590,712.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $383,647 and $148,071 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $43,301 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received less than $100 and $2,107 of contingent deferred sales charges (CDSC) paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $85,839 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended

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September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $11,868, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $450,783,582 and $219,589,426, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$8,593,954	$19,113,210
Long-term capital gains	$12,004,659	$21,552,833
During the year ended September 30, 2019, distributable earnings was decreased by $1,680,265 and paid-in capital was increased by $1,680,265 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,806,606
Undistributed long-term capital gains	$8,261,231
Net unrealized appreciation (depreciation)	$69,257,764
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$603,203,597
Gross unrealized appreciation	$92,937,255
Gross unrealized depreciation	(23,679,491)
Net unrealized appreciation (depreciation)	$69,257,764
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $36,438,063 and the total value of collateral received was $37,004,332, comprised of cash of $3,172,077 and U.S. Government and/or agencies securities of $33,832,255.

22 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$37,004,332	$—	$—	$—	$37,004,332
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of CRM as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
At September 30, 2019, the value of the Fund’s investment in the Notes was $1,394,489, which represents 0.2% of the Fund’s net assets. Transactions in the Notes by the Fund for the year ended September 30, 2019 were as follows:

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 23

Name of Issuer	Value, beginning of period	Purchases	Sale Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$1,349,123	$—	$—	$—	$45,366	$1,394,489	$21,029	$—	$1,401,905

(1) Restricted security.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,467,767	$36,064,446	1,448,003	$36,391,649
Reinvestment of distributions	317,910	7,044,877	729,490	17,070,062
Shares redeemed	(1,148,858)	(27,656,569)	(1,568,340)	(39,000,039)
Converted from Class C	185,714	4,214,005	—	—
Net increase	822,533	$19,666,759	609,153	$14,461,672

Class C
Shares sold	210,002	$4,399,949	138,869	$3,008,756
Reinvestment of distributions	45,085	857,509	109,480	2,219,166
Shares redeemed	(182,656)	(3,757,530)	(160,129)	(3,437,757)
Converted to Class A	(216,634)	(4,214,005)	—	—
Net increase (decrease)	(144,203)	($2,714,077)	88,220	$1,790,165

Class I
Shares sold	11,621,056	$306,043,800	5,113,586	$137,357,519
Reinvestment of distributions	456,891	10,956,240	448,820	11,310,256
Shares redeemed	(4,249,703)	(111,372,977)	(2,365,065)	(63,158,802)
Converted from Class Y	—	—	2,343,506	59,376,712
Net increase	7,828,244	$205,627,063	5,540,847	$144,885,685

Class R6 (1)
Shares sold	1,296,704	$34,920,036	—	$—
Shares redeemed	(32,041)	($866,167)	—	—
Net increase	1,264,663	$34,053,869	—	$—

24 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class Y (2)
Shares sold	—	$—	385,898	$9,876,396
Reinvestment of distributions	—	—	291,560	6,877,890
Shares redeemed	—	—	(138,308)	(3,438,091)
Converted to Class I	—	—	(2,503,266)	(59,376,712)
Net decrease	—	$—	(1,964,116)	($46,060,517)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Impact Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Small-Cap Fund (the Fund), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

26 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Business Income. For the fiscal year ended September 30, 2019, the Fund designates $180,420, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $4,354,868, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 34% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $10,099,887 or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 27

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

28 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 29

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

30 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

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CALVERT SMALL-CAP FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24197 9.30.19

Calvert Global Energy Solutions Fund Calvert Global Water Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Calvert Global Energy Solutions Fund
6	Calvert Global Water Fund
8	Endnotes and Additional Disclosures
9	Fund Expenses
11	Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Federal Tax Information
48	Management and Organization
50	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, global stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before pulling back in the final weeks of the period. Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. The United Kingdom is expected to exit the European Union this fall despite the political turmoil the pending move has already created inside and outside its borders.

During the 12-month period ended September 30, 2019, the MSCI World Index,2 a proxy for global equities, returned 1.83%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.21%, while the broader U.S. equity market represented by the S&P 500® Index rose 4.25%. The MSCI EAFE Index of developed-market international equities fell -1.34%, and the MSCI Emerging Markets Index fell -2.02% during the period.
Fund Performance - Calvert Global Energy Solutions Fund
For the 12-month period ended September 30, 2019, Calvert Global Energy Solutions Fund (the Fund) returned 3.60% for Class A shares at net asset value (NAV).
The Fund outperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned 1.38%; and underperformed its secondary benchmark, the Calvert Global Energy Research Index (the Calvert Energy Index), which returned 4.50% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Energy Index does not incur.
The Fund invests in five categories of companies that are significantly involved in energy-related business activities (each as defined in the Fund’s prospectus): Renewable Energy Producers/Distributors, Energy Technology Providers, Energy Efficiency Providers, Energy Use Leaders and Energy Innovators. The Fund’s holdings in companies involved in the Renewable Energy Producers/Distributors category were major contributors to outperformance relative to the Index during the period. The Fund’s holdings in companies in the Energy Technology Providers category further enhanced relative performance to the Index. In contrast, companies within the Energy Efficiency Providers, Energy Use Leaders and Energy Innovators categories detracted from relative performance to the Index during the period.
The Fund’s investment in foreign stocks ─ making up 66% of the portfolio as of period-end ─ also detracted from its performance relative to the Index as the U.S. market significantly outperformed global markets during the period. The Fund’s overweight positions in Asian and Western European markets were particularly detrimental.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

Falck Renewables SpA (Falck) and Scatec Solar ASA (Scatec) were among the largest individual contributors among the Renewable Energy Producers/Distributor category. Shares of Falck, which designs and manages power plants in Europe and focuses on renewable energy sources, rose more than 90% during the period as the market embraced renewable energy.
Scatec, an installer of solar-based energy systems and plants in emerging markets, reported growth in its business and earnings. Scatec’s stock rose more than 75% during the period.
Among solar technology companies, Xinyi Solar Holdings Ltd. made a strong contribution, rebounding from the initial negative impact of U.S. tariffs on solar panels imposed in the previous period. SolarEdge Technologies, Inc., a solar technology company based in the U.S., benefited from the tariffs and sustained strong performance during the period.
The Fund’s exposure to the electric-vehicle market and the automobile industry overall detracted from performance. Tenneco, Inc. (Tenneco) and Delphi Technologies plc (Delphi), both auto parts suppliers, were among the leading individual detractors. Tenneco reported disappointing earnings following its acquisition of Federal-Mogul Corp. in late 2018. Delphi reported lower-than-expected results arising, in part, from reduced sales in China.
Ence Energía y Celulosa SA, a eucalyptus pulp and biomass renewable energy company based in Spain, was the largest individual detractor during the period. While the company’s margins in renewables increased, the pulp business struggled with declining prices, negative hedging results, a slight decrease in sales, and contracting margins.
Fund Performance - Calvert Global Water Fund
For the 12-month period ended September 30, 2019, Calvert Global Water Fund (the Fund) returned 4.86% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned 1.38%; and underperformed its secondary benchmark, the Calvert Global Water Research Index (the Calvert Water Index), which returned 6.20% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Water Index does not incur.
The Fund invests in five categories of companies that are significantly involved in water-related business activities (each as defined in the Fund’s prospectus): Water Utilities,

Water Infrastructure Providers, Water Technology Providers, Water Use Leaders and Water Innovators. The Fund’s overweight positions in companies in the Water Utilities category ─ particularly in the U.S. and Brazil ─ contributed strongly to outperformance relative to the Index during the period.
Tetra Tech, Inc. (Tetra Tech) and Ecolab, Inc. (Ecolab) were among the strongest individual contributors within the Water Utilities category. The stock of Tetra Tech, an environmental consulting and engineering firm, rose on the back of several quarters of strong revenue and earnings growth. Its performance was underpinned by strong demand for water and wastewater infrastructure to support growing urbanization in emerging markets, and global demand to revamp aging infrastructure in more developed markets.
The stock of Ecolab, a water, hygiene, and energy technology and services company, rose on organic growth and a series of acquisitions during the period.
Companies in the Water Technology Providers category in the U.S. also performed well. Water Use Leaders, Water Use Innovators, Water Technology Providers in Asia, and Water Infrastructure Providers in Japan and Europe, were, however, among the weakest-performing sectors during the period ─ weighed down by global uncertainties over international trade wars and Brexit.
Jain Irrigation Systems Ltd., a company in the Water Technology Providers category based in India, was the largest individual detractor in the Fund. Its stock fell after its debt was downgraded during the period.
The Fund’s lack of exposure to large-cap U.S. companies within the Index, including Procter & Gamble Co. and Mastercard, Inc., further detracted from relative performance to the Index during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT (Unaudited) 3

CALVERT GLOBAL ENERGY SOLUTIONS FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	3.60%	0.77%	-3.16%
Class A with 4.75% Maximum Sales Charge	—	—	-1.37	-0.20	-3.63
Class C at NAV	07/31/2007	05/31/2007	2.85	-0.04	-4.03
Class C with 1% Maximum Sales Charge	—	—	1.85	-0.04	-4.03
Class I at NAV	05/31/2007	05/31/2007	3.89	1.15	-2.74

MSCI ACWI Index	—	—	1.38%	6.65%	8.34%
Calvert Global Energy Research Spliced Benchmark	—	—	4.50	2.78	-0.85
Calvert Global Energy Research Index	—	—	4.50	—	—
Ardour Global Alternative Energy Index	—	—	11.10	3.41	-0.54

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.69%	2.44%	1.43%
Net			1.24	1.99	0.99

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$6,629	N.A.
Class I	$250,000	09/30/2009	$189,274	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT GLOBAL ENERGY SOLUTION FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited)

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Industrials	32.0%	Calvert Impact Capital, Inc., Community Investment Notes	2.3%
Utilities	21.5%	Enel SpA	1.0%
Information Technology	20.2%	SolarEdge Technologies, Inc.	0.9%
Materials	11.5%	Umicore SA	0.9%
Consumer Discretionary	6.7%	Infineon Technologies AG	0.9%
High Social Impact Investments	2.5%	Samsung SDI Co. Ltd.	0.9%
Energy	2.2%	Hitachi Chemical Co. Ltd.	0.9%
Consumer Staples	1.7%	Universal Display Corp.	0.9%
Real Estate	1.1%	Delta Electronics, Inc.	0.9%
Communication Services	0.6%	Varta AG	0.8%
Total	100.0%	Total	10.4%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited) 5

CALVERT GLOBAL WATER FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2008	09/30/2008	4.86%	3.06%	7.31%
Class A with 4.75% Maximum Sales Charge	—	—	-0.13	2.07	6.79
Class C at NAV	09/30/2008	09/30/2008	4.08	2.32	6.43
Class C with 1% Maximum Sales Charge	—	—	3.08	2.32	6.43
Class I at NAV	01/31/2014	09/30/2008	5.18	3.46	7.57

MSCI ACWI Index	—	—	1.38%	6.65%	8.34%
Calvert Global Water Research Spliced Benchmark	—	—	6.20	8.60	9.39
Calvert Global Water Research Index	—	—	6.20	—	—
S-Network Global Water Index	—	—	12.73	9.40	9.80

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.39%	2.14%	1.14%
Net			1.24	1.99	0.99

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$18,663	N.A.
Class I	$250,000	09/30/2009	$518,857	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT GLOBAL ENERGY SOLUTION FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited)

CALVERT GLOBAL WATER FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Industrials	47.7%	Ecolab, Inc.	1.8%
Utilities	28.3%	Xylem, Inc.	1.6%
Materials	8.3%	IDEX Corp.	1.5%
Information Technology	5.0%	Pentair plc	1.4%
Consumer Discretionary	3.9%	Tetra Tech, Inc.	1.4%
Consumer Staples	3.2%	LIXIL Group Corp.	1.4%
Health Care	2.5%	American Water Works Co., Inc.	1.4%
Real Estate	0.7%	Veolia Environnement SA	1.4%
High Social Impact Investments	0.4%	Flowserve Corp.	1.3%
Total	100.0%	Kurita Water Industries Ltd.	1.3%
		Total	14.5%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited) 7

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.

The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index includes companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Calvert Global Energy Research Index incepted on July 15, 2016; accordingly the five and ten years returns are not available. The Ardour Global Alternative Energy Index measures the performance of stocks engaged in the field of alternative energy including solar, bioenergy, wind, hydro, and geothermal power sources.

The Calvert Global Water Research Spliced Benchmark is comprised of S-Network Global Water Index prior to May 31, 2016 and Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index includes stocks of companies that manage water use in a sustainable manner or that are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges.

The Calvert Global Water Research Index incepted on February 5, 2016; accordingly the five and ten years returns are not available. The S-Network Global Water Index measures the performance of stocks involved in water infrastructure, including utilities, and water technology development.

Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3 Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

For performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I for the Calvert Global Water Fund is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective October 4, 2016, the Calvert Global Energy Solutions Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Performance prior to October 4, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from Ardour Global Alternative Energy Index to Calvert Global Energy Research Index.

Effective April 11, 2016, the Calvert Global Water Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Performance prior to April 11, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from S-Network Global Water Index to Calvert Global Water Research Index.

Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]	Excludes cash and cash equivalents.

8 www.calvert.com CALVERT GLOBAL ENERGY SOLUTION FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited)

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT GLOBAL ENERGY SOLUTIONS FUND	BEGINNING ACCOUNT VALUES (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,047.30	$6.36**	1.24%
Class C	$1,000.00	$1,044.10	$10.20**	1.99%
Class I	$1,000.00	$1,049.60	$5.09**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05**	1.99%
Class I	$1,000.00	$1,020.11	$5.01**	0.99%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited) 9

CALVERT GLOBAL WATER FUND	BEGINNING ACCOUNT VALUES (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,058.80	$6.40**	1.24%
Class C	$1,000.00	$1,055.00	$10.25**	1.99%
Class I	$1,000.00	$1,060.50	$5.11**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05**	1.99%
Class I	$1,000.00	$1,020.11	$5.01**	0.99%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

10 www.calvert.com CALVERT GLOBAL ENERGY SOLUTION FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited)

CALVERT GLOBAL ENERGY SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 96.6%
Austria - 1.5%
Andritz AG	15,534	634,800
Verbund AG	9,827	537,686
		1,172,486

Belgium - 0.9%
Umicore SA (1)	19,405	733,184

Brazil - 1.0%
Omega Geracao SA (2)	48,700	383,861
Sao Martinho SA	90,552	412,992
		796,853

Canada - 3.8%
Boralex, Inc., Class A (1)	28,494	486,711
Brookfield Renewable Partners LP (2)	15,771	640,618
Canadian Solar, Inc. (2)	20,892	394,441
Innergex Renewable Energy, Inc.	42,462	490,051
Northland Power, Inc.	27,983	536,912
TransAlta Renewables, Inc.	43,629	448,853
		2,997,586

China - 5.3%
BYD Co., Ltd., Class H (1)	82,000	407,521
China Longyuan Power Group Corp. Ltd., Class H	799,000	448,942
Daqo New Energy Corp. ADR (1)(2)	10,122	466,523
Dongfang Electric Corp. Ltd., Class H	640,600	356,429
Huaneng Renewables Corp. Ltd., Class H	1,413,955	480,878
JinkoSolar Holding Co. Ltd. ADR (1)(2)	28,041	447,254
Tianneng Power International Ltd. (1)	618,000	435,392
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	429,100	508,093
Xinyi Solar Holdings Ltd.	1,004,000	603,195
		4,154,227

Denmark - 2.4%
Novozymes A/S, Class B	11,437	481,053
Orsted A/S (3)	4,748	441,367
Rockwool International A/S, Class B	1,912	382,304
Vestas Wind Systems A/S	7,476	579,972
		1,884,696

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Finland - 1.2%
Metsa Board Oyj	80,454	478,074
Neste Oyj	14,028	464,112
		942,186

France - 4.4%
Albioma SA	16,452	430,042
Cie de Saint-Gobain	13,034	510,838
Danone SA	5,259	463,222
Legrand SA	7,129	508,561
Nexans SA	12,561	463,510
Schneider Electric SE	6,285	549,573
Valeo SA	14,634	474,244
		3,399,990

Germany - 8.7%
Aumann AG (3)	22,541	323,214
Bayerische Motoren Werke AG	6,351	447,277
Daimler AG	8,056	400,520
Deutsche Post AG	13,237	441,126
Encavis AG	52,923	490,657
Evonik Industries AG	15,811	390,314
HeidelbergCement AG	5,510	398,097
Infineon Technologies AG	40,428	726,360
Nordex SE (2)	47,695	519,067
OSRAM Licht AG (2)	11,195	482,589
Siemens AG	5,706	610,799
SMA Solar Technology AG (2)	16,716	474,206
Varta AG (2)	6,609	652,014
VERBIO Vereinigte BioEnergie AG	46,218	426,040
		6,782,280

Hong Kong - 1.7%
Cathay Pacific Airways Ltd. (1)	317,000	395,969
China Everbright International Ltd.	656,037	504,619
China High Speed Transmission Equipment Group Co. Ltd. (1)	720,000	442,454
		1,343,042

Ireland - 1.2%
CRH plc	13,137	450,917
Kingspan Group plc	9,572	467,143
		918,060
Italy - 2.0%
Enel SpA	98,805	738,003
ERG SpA	21,987	443,349
Falck Renewables SpA	93,744	396,714
		1,578,066

12 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Japan - 7.5%
Daikin Industries Ltd. (1)	4,300	567,123
Ferrotec Holdings Corp. (1)	55,400	435,970
GS Yuasa Corp.	32,100	557,520
Hitachi Chemical Co. Ltd. (1)	21,200	695,425
Hitachi Metals Ltd. (1)	38,300	415,939
Meidensha Corp.	30,000	517,421
Mitsubishi Electric Corp.	39,100	521,600
Nidec Corp.	3,200	433,349
Nippon Express Co. Ltd.	8,200	419,977
Nissan Motor Co. Ltd. (1)	67,400	420,802
Sumitomo Chemical Co. Ltd.	96,200	434,321
Yokogawa Electric Corp.	24,300	446,530
		5,865,977

Netherlands - 0.5%
Signify NV (3)	13,968	383,877

New Zealand - 1.3%
Mercury NZ Ltd.	155,823	488,964
Meridian Energy Ltd.	168,506	548,803
		1,037,767

Norway - 1.2%
Norsk Hydro ASA	118,710	417,999
Scatec Solar ASA (3)	37,035	476,109
		894,108

Portugal - 1.3%
Altri SGPS SA	66,454	441,060
EDP - Energias de Portugal SA	154,124	598,129
		1,039,189

Singapore - 0.6%
City Developments Ltd.	61,800	439,620

South Korea - 2.3%
LG Chem Ltd.	1,635	408,829
LG Display Co. Ltd. (2)	34,652	409,917
Samsung SDI Co. Ltd.	3,790	705,581
Seoul Semiconductor Co. Ltd.	26,089	301,897
		1,826,224

Spain - 4.0%
Acciona SA (1)	4,608	487,680
Atlantica Yield plc	19,786	476,645
EDP Renovaveis SA	43,370	467,579

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Ence Energia y Celulosa SA (1)	98,028	373,069
Iberdrola SA	41,950	436,019
Red Electrica Corp. SA	22,279	451,278
Siemens Gamesa Renewable Energy SA (1)	34,211	464,112
		3,156,382

Sweden - 0.6%
Nibe Industrier AB, Class B	33,857	429,137

Switzerland - 3.0%
ABB Ltd.	27,685	544,450
Clariant AG	22,089	430,241
Gurit Holding AG	389	520,811
Landis+Gyr Group AG	4,777	428,190
Meyer Burger Technology AG (1)(2)	1,114,055	456,330
		2,380,022

Taiwan - 5.4%
Chroma ATE, Inc.	95,000	450,471
Delta Electronics, Inc.	155,000	662,223
Epistar Corp.	695,000	542,437
Everlight Electronics Co. Ltd.	518,000	464,943
Kung Long Batteries Industrial Co. Ltd.	95,000	444,003
OptoTech Corp.	554,200	448,068
Simplo Technology Co. Ltd.	69,000	577,664
Sino-American Silicon Products, Inc.	228,000	602,399
		4,192,208

Thailand - 1.6%
BCPG PCL	607,400	361,704
CK Power PCL	1,902,600	357,679
Energy Absolute PCL, NVDR	313,900	492,734
		1,212,117

United Kingdom - 4.9%
Aptiv plc	6,169	539,294
Croda International plc	7,198	429,979
Delphi Technologies plc	21,996	294,746
easyJet plc	34,953	493,317
John Laing Group plc (3)	99,070	447,940
Johnson Matthey plc	11,458	430,372
SIG plc	218,473	337,867
Smart Metering Systems plc	77,128	380,179
United Utilities Group plc	45,777	464,660
		3,818,354

14 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
United States - 28.3%
3M Co.	2,574	423,166
AAON, Inc.	8,006	367,796
Acuity Brands, Inc.	3,261	439,550
Advanced Emissions Solutions, Inc. (1)	31,755	471,244
Alphabet, Inc., Class A (2)	370	451,822
Ameresco, Inc., Class A (2)	20,565	330,480
American Superconductor Corp. (2)	50,902	399,072
BorgWarner, Inc.	11,532	422,994
Clearway Energy, Inc., Class C	27,183	496,090
Covanta Holding Corp.	27,595	477,117
Cree, Inc. (2)	8,419	412,531
Eaton Corp. plc	6,653	553,197
Emerson Electric Co.	8,399	561,557
EnerSys	9,567	630,848
Enviva Partners LP	12,671	404,838
First Solar, Inc. (2)	10,703	620,881
General Mills, Inc.	8,125	447,850
Gibraltar Industries, Inc. (2)	8,712	400,229
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (1)	15,492	451,592
Ingersoll-Rand plc	4,364	537,688
International Business Machines Corp.	3,174	461,563
Itron, Inc. (2)	5,832	431,335
Johnson Controls International plc	13,081	574,125
Livent Corp. (1)(2)	72,103	482,369
Microsoft Corp.	3,155	438,640
NextEra Energy Partners LP	10,260	542,138
NextEra Energy, Inc.	2,029	472,737
ON Semiconductor Corp. (2)	23,348	448,515
Ormat Technologies, Inc.	7,640	567,576
Owens Corning	8,055	509,076
Pattern Energy Group, Inc., Class A	19,200	517,056
Plug Power, Inc. (1)(2)	157,078	413,115
Power Integrations, Inc.	6,993	632,377
Renewable Energy Group, Inc. (1)(2)	25,245	378,801
Rockwell Automation, Inc.	3,134	516,483
Sensata Technologies Holding plc (2)	9,377	469,413
SolarEdge Technologies, Inc. (2)	8,774	734,559
SunPower Corp. (1)(2)	34,979	383,720
Sunrun, Inc. (1)(2)	29,733	496,690
Tenneco, Inc., Class A (1)	23,781	297,738
TerraForm Power, Inc., Class A	32,669	595,392
Tesla, Inc. (1)(2)	2,282	549,665
Universal Display Corp.	4,048	679,659
Vivint Solar, Inc. (1)(2)	50,387	329,531

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Waste Management, Inc.	3,928	451,720
Whirlpool Corp.	3,070	486,165
		22,160,700

Total Common Stocks (Cost $70,815,253)		75,538,338

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 2.4%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(5)	1,800,000	1,790,478
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (4)(6)	53,000	52,622
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (4)(6)	68,000	66,437

Total High Social Impact Investments (Cost $1,921,000)		1,909,537

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 4.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	3,855,931	3,855,931

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,855,931)		3,855,931

TOTAL INVESTMENTS (Cost $76,592,184) - 103.9%		81,303,806
Other assets and liabilities, net - (3.9%)		(3,088,457)
NET ASSETS - 100.0%		78,215,349

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $9,330,458.
(2) Non-income producing security.
(3) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $2,072,507, which represents 2.7% of the net assets of the Fund as of September 30, 2019.

(4) Restricted security. Total market value of restricted securities amounts to $1,909,537, which represents 2.4% of the net assets of the Fund as of September 30, 2019.
(5) Affiliated company (see Note 7).
(6) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

Abbreviations:
ADR:	American Depositary Receipt
NVDR:	Non-Voting Depository Receipt
PCL:	Public Company Limited

16 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	32.0%
Utilities	21.5%
Information Technology	20.2%
Materials	11.5%
Consumer Discretionary	6.7%
High Social Impact Investments	2.5%
Energy	2.2%
Consumer Staples	1.7%
Real Estate	1.1%
Communication Services	0.6%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,800,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	53,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	68,000
See notes to financial statements.

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CALVERT GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 98.9%
Australia - 1.3%
Reliance Worldwide Corp. Ltd. (1)	1,885,203	5,132,465

Brazil - 3.0%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	379,099	4,503,696
Cia de Saneamento de Minas Gerais	227,564	3,723,769
Cia de Saneamento do Parana, PFC Shares	1,057,194	4,185,572
		12,413,037

Canada - 0.6%
Stantec, Inc.	113,848	2,519,548

Chile - 1.8%
Aguas Andinas SA, Class A	7,185,428	3,929,985
Inversiones Aguas Metropolitanas SA	2,622,814	3,669,026
		7,599,011

China - 0.8%
China Lesso Group Holdings Ltd.	3,675,578	3,478,965

Denmark - 0.6%
Novozymes A/S, Class B	61,903	2,603,708

Finland - 4.2%
Kemira Oyj	331,562	4,876,576
Metsa Board Oyj (1)	449,375	2,670,279
Outotec Oyj (2)	718,466	4,209,223
Uponor Oyj	294,311	3,128,924
Valmet Oyj	121,392	2,354,915
		17,239,917

France - 3.9%
Accor SA	62,153	2,590,753
L’Oreal SA	9,244	2,585,259
Suez	325,994	5,123,514
Veolia Environnement SA	219,687	5,565,025
		15,864,551

Germany - 0.6%
Henkel AG & Co. KGaA, PFC Shares	25,026	2,476,300

18 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hong Kong - 3.6%
Beijing Enterprises Water Group Ltd.	7,945,452	4,065,466
China Everbright International Ltd.	3,201,666	2,462,699
China Water Affairs Group Ltd. (1)	4,744,421	3,687,586
Guangdong Investment Ltd.	2,317,427	4,535,489
		14,751,240

India - 0.6%
Jain Irrigation Systems Ltd.	9,242,167	2,564,881

Italy - 0.9%
ACEA SpA	179,765	3,588,953

Japan - 8.5%
Ebara Corp.	146,456	3,935,276
Hitachi Zosen Corp. (1)	944,327	3,081,921
Kurita Water Industries Ltd.	198,742	5,350,470
LIXIL Group Corp. (1)	326,200	5,763,028
METAWATER Co. Ltd.	95,417	3,252,178
Nihon Trim Co. Ltd. (1)	81,200	3,460,240
Sekisui Chemical Co. Ltd.	170,000	2,645,554
TOTO Ltd. (1)	110,200	4,150,166
Tsukishima Kikai Co. Ltd.	258,600	3,336,241
		34,975,074

Mexico - 0.6%
Grupo Rotoplas SAB de CV (1)	3,603,400	2,556,380

Netherlands - 2.4%
Aalberts NV	100,363	3,974,470
Arcadis NV (1)	186,490	3,484,966
Boskalis Westminster (1)	111,567	2,325,815
		9,785,251

Philippines - 0.8%
Manila Water Co., Inc.	8,274,706	3,223,661

Singapore - 0.7%
City Developments Ltd.	377,000	2,681,826
Hyflux Ltd. (1)(2)(3)	17,622,294	0
		2,681,826
South Korea - 1.9%
Doosan Heavy Industries & Construction Co. Ltd. (2)	474,157	2,694,923
LG Chem Ltd.	9,611	2,403,215
Woongjin Coway Co. Ltd.	40,229	2,849,652
		7,947,790

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Spain - 0.7%
Iberdrola SA	259,334	2,695,457

Sweden - 0.6%
Hennes & Mauritz AB, Class B	136,960	2,654,881

Switzerland - 5.0%
Geberit AG	10,234	4,890,675
Georg Fischer AG	4,734	4,103,729
Roche Holding AG	9,356	2,724,135
SGS SA	1,105	2,739,210
Sika AG	16,356	2,393,075
Sulzer AG	38,506	3,790,107
		20,640,931

Taiwan - 1.3%
China Steel Corp.	3,304,000	2,449,118
Taiwan Semiconductor Manufacturing Co. Ltd.	324,294	2,880,226
		5,329,344

Thailand - 1.6%
TTW PCL, Foreign Shares	7,905,000	3,542,018
WHA Utilities and Power PCL, Foreign Shares	14,302,700	3,182,573
		6,724,591

United Kingdom - 8.8%
Croda International plc	45,511	2,718,638
Ferguson plc (2)	65,887	4,808,481
Halma plc	101,608	2,459,464
nVent Electric plc	112,185	2,472,557
Pennon Group plc	513,623	5,218,292
Pentair plc	156,543	5,917,325
Polypipe Group plc	659,916	3,284,000
Rotork plc	1,052,294	4,025,043
United Utilities Group plc	509,155	5,168,184
		36,071,984

United States - 44.1%
Advanced Drainage Systems, Inc.	111,544	3,599,525
Aegion Corp. (2)	148,638	3,177,880
American States Water Co.	52,582	4,725,019
American Water Works Co., Inc.	46,049	5,720,667
Aqua America, Inc.	119,061	5,337,505
AquaVenture Holdings Ltd. (2)	191,027	3,711,655
Artesian Resources Corp., Class A	84,613	3,130,681
Badger Meter, Inc.	90,852	4,878,752
California Water Service Group	81,005	4,287,595

20 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cantel Medical Corp.	31,896	2,385,821
Colgate-Palmolive Co.	37,693	2,770,812
Connecticut Water Service, Inc.	53,254	3,730,975
Danaher Corp.	18,147	2,620,971
Ecolab, Inc.	36,713	7,270,643
Entegris, Inc.	53,855	2,534,416
Evoqua Water Technologies Corp. (2)	276,047	4,698,320
Flowserve Corp.	116,892	5,460,025
Fortune Brands Home & Security, Inc.	80,954	4,428,184
Franklin Electric Co., Inc.	102,236	4,887,903
General Mills, Inc.	47,320	2,608,278
Gorman-Rupp Co. (The)	97,308	3,385,345
Hanesbrands, Inc. (1)	164,558	2,521,029
Hawkins, Inc.	88,458	3,759,465
HD Supply Holdings, Inc. (2)	110,836	4,342,000
IDEX Corp.	38,101	6,243,992
IDEXX Laboratories, Inc. (2)	9,440	2,567,019
Intel Corp.	52,174	2,688,526
Itron, Inc. (2)	37,134	2,746,431
Kellogg Co.	43,823	2,820,010
Lindsay Corp. (1)	38,796	3,602,209
Masco Corp.	114,544	4,774,194
Middlesex Water Co.	61,584	4,000,497
Mueller Industries, Inc.	128,640	3,689,395
Mueller Water Products, Inc., Class A	355,637	3,997,360
NIKE, Inc., Class B	29,573	2,777,496
Nucor Corp.	50,789	2,585,668
Rexnord Corp. (2)	181,330	4,904,976
Roper Technologies, Inc.	7,722	2,753,665
Sempra Energy	19,244	2,840,607
SJW Group	63,633	4,345,498
Tetra Tech, Inc.	68,125	5,910,525
Trimble, Inc. (2)	62,449	2,423,646
Valmont Industries, Inc.	29,260	4,050,754
Watts Water Technologies, Inc., Class A	54,762	5,132,842
Xylem, Inc.	80,129	6,379,871
York Water Co. (The)	92,763	4,050,033
		181,258,680

Total Common Stocks (Cost $349,336,612)		406,778,426

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 21

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(5)	1,000,000	994,710
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (5)(6)	284,000	281,972
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (5)(6)	366,000	357,590

Total High Social Impact Investments (Cost $1,650,000)		1,634,272

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	6,945,271	6,945,271

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $6,945,271)		6,945,271

TOTAL INVESTMENTS (Cost $357,931,883) - 101.0%		415,357,969
Other assets and liabilities, net - (1.0%)		(4,010,737)
NET ASSETS - 100.0%		411,347,232

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $28,304,256.
(2) Non-income producing security.
(3) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4) Affiliated company (see Note 7).
(5) Restricted security. Total market value of restricted securities amounts to $1,634,272, which represents 0.4% of the net assets of the Fund as of September 30, 2019.
(6) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

Abbreviations:
ADR:	American Depositary Receipt
PCL:	Public Company Limited
PFC Shares:	Preference Shares

22 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	47.7%
Utilities	28.3%
Materials	8.3%
Information Technology	5.0%
Consumer Discretionary	3.9%
Consumer Staples	3.2%
Health Care	2.5%
Real Estate	0.7%
High Social Impact Investments	0.4%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,000,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	284,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	366,000
See notes to financial statements.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 23

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $74,792,184) - including $9,330,458 of securities on loan	$79,513,328
Investments in securities of affiliated issuers, at value (identified cost $1,800,000)	1,790,478
Cash	606,786
Cash denominated in foreign currency, at value (cost $58,720)	58,588
Receivable for capital shares sold	83,269
Dividends and interest receivable	132,819
Interest receivable - affiliated	21,750
Securities lending income receivable	11,790
Tax reclaims receivable	86,035
Receivable from affiliate	26,861
Directors’ deferred compensation plan	43,742
Other assets	3,696
Total assets	82,379,142

LIABILITIES
Payable for capital shares redeemed	61,623
Payable for foreign capital gains taxes	22,880
Deposits for securities loaned	3,855,931
Payable to affiliates:
Investment advisory fee	48,573
Administrative fee	7,772
Distribution and service fees	15,524
Sub-transfer agency fee	13,895
Directors’ deferred compensation plan	43,742
Accrued expenses	93,853
Total liabilities	4,163,793
NET ASSETS	$78,215,349

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$149,125,133
Accumulated loss	(70,909,784)
Total	$78,215,349

NET ASSET VALUE PER SHARE
Class A (based on net assets of $47,596,423 and 6,718,679 shares outstanding)	$7.08
Class C (based on net assets of $6,751,610 and 1,018,342 shares outstanding)	$6.63
Class I (based on net assets of $23,867,316 and 3,313,825 shares outstanding)	$7.20

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$7.43
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

24 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

CALVERT GLOBAL WATER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $356,931,883) - including $28,304,256 of securities on loan	$414,363,259
Investments in securities of affiliated issuers, at value (identified cost $1,000,000)	994,710
Cash	1,812,983
Cash denominated in foreign currency, at value (cost $576,634)	574,834
Receivable for capital shares sold	572,158
Dividends and interest receivable	911,358
Interest receivable - affiliated	12,083
Securities lending income receivable	13,551
Tax reclaims receivable	305,912
Receivable from affiliate	29,857
Directors’ deferred compensation plan	234,506
Other assets	19,375
Total assets	419,844,586

LIABILITIES
Payable for investments purchased	260,783
Payable for capital shares redeemed	285,380
Payable for foreign capital gains taxes	129,687
Deposits for securities loaned	6,945,271
Payable to affiliates:
Investment advisory fee	245,634
Administrative fee	40,347
Distribution and service fees	78,637
Sub-transfer agency fee	26,547
Directors’ deferred compensation plan	234,506
Accrued expenses	250,562
Total liabilities	8,497,354
NET ASSETS	$411,347,232

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$399,127,234
Distributable earnings	12,219,998
Total	$411,347,232

NET ASSET VALUE PER SHARE
Class A (based on net assets of $181,138,925 and 8,750,449 shares outstanding)	$20.70
Class C (based on net assets of $50,369,385 and 2,654,297 shares outstanding)	$18.98
Class I (based on net assets of $179,838,922 and 8,625,233 shares outstanding)	$20.85

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$21.73
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 25

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Dividend income (net of foreign taxes withheld of $179,880 and $793,972, respectively)	$1,779,056	$9,375,836
Interest income	6,078	23,248
Interest income - affiliated issuers	27,000	15,000
Securities lending income, net	127,539	240,337
Total investment income	1,939,673	9,654,421

EXPENSES
Investment advisory fee	576,664	2,898,322
Administrative fee	92,266	475,427
Distribution and service fees:
Class A	120,300	446,567
Class C	76,677	515,421
Directors’ fees and expenses	4,506	23,240
Custodian fees	70,045	137,862
Transfer agency fees and expenses	217,773	624,696
Accounting fees	32,761	101,160
Professional fees	30,037	55,186
Registration fees	64,426	56,780
Reports to shareholders	20,157	64,068
Miscellaneous	22,579	45,643
Total expenses	1,328,191	5,444,372
Waiver and/or reimbursement of expenses by affiliate	(361,395)	(549,666)
Reimbursement of expenses-other	(1,910)	(9,894)
Net expenses	964,886	4,884,812
Net investment income	974,787	4,769,609

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers (net of foreign capital gains taxes of $10,361 and $14,276, respectively)	(385,573)	(2,381,571)
Foreign currency transactions	(11,301)	(135,977)
	(396,874)	(2,517,548)

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers (including net increase (decrease) in payable for foreign capital gains taxes of ($15,633) and $129,687, respectively)	1,912,677	14,646,691
Investment securities - affiliated issuers	58,248	32,360
Foreign currency	(3,975)	(5,122)
	1,966,950	14,673,929

Net realized and unrealized gain	1,570,076	12,156,381

Net increase in net assets resulting from operations	$2,544,863	$16,925,990
See notes to financial statements.

26 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$974,787	$1,162,362
Net realized gain (loss)	(396,874)	4,009,952
Net change in unrealized appreciation (depreciation)	1,966,950	(7,353,979)
Net increase (decrease) in net assets resulting from operations	2,544,863	(2,181,665)

Distributions to shareholders:
Class A shares	(702,716)	(715,579)
Class C shares	(66,797)	(66,958)
Class I shares	(346,105)	(227,800)
Total distributions to shareholders	(1,115,618)	(1,010,337)

Capital share transactions:
Class A shares	(4,663,197)	(5,274,938)
Class C shares	(3,207,233)	(1,542,856)
Class I shares	3,980,156	14,706,189
Class Y shares (1)	—	(10,378,245)
Net decrease in net assets from capital share transactions	(3,890,274)	(2,489,850)

TOTAL DECREASE IN NET ASSETS	(2,461,029)	(5,681,852)

NET ASSETS
Beginning of year	80,676,378	86,358,230
End of year	$78,215,349	$80,676,378

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT 27

CALVERT GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$4,769,609	$5,364,888
Net realized gain (loss)	(2,517,548)	29,519,092
Net change in unrealized appreciation (depreciation)	14,673,929	(28,806,308)
Net increase in net assets resulting from operations	16,925,990	6,077,672

Distributions to shareholders:
Class A shares	(2,155,791)	(2,210,996)
Class C shares	(248,276)	(224,953)
Class I shares	(2,449,451)	(2,126,296)
Total distributions to shareholders	(4,853,518)	(4,562,245)

Capital share transactions:
Class A shares	(24,869,349)	(35,083,220)
Class C shares	(9,435,586)	(8,854,235)
Class I shares	2,885,512	158,225,312
Class Y shares (1)	—	(142,537,131)
Net decrease in net assets from capital share transactions	(31,419,423)	(28,249,274)

TOTAL DECREASE IN NET ASSETS	(19,346,951)	(26,733,847)

NET ASSETS
Beginning of year	430,694,183	457,428,030
End of year	$411,347,232	$430,694,183

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

28 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$6.95	$7.23	$6.23	$5.76		$7.10
Income from investment operations:
Net investment income (1)	0.08	0.10	0.08	0.08	(2)	0.01
Net realized and unrealized gain (loss)	0.15	(0.29)	0.98	0.40		(1.35)
Total from investment operations	0.23	(0.19)	1.06	0.48		(1.34)
Distributions from:
Net investment income	(0.10)	(0.09)	(0.06)	(0.01)		—
Total distributions	(0.10)	(0.09)	(0.06)	(0.01)		—
Total increase (decrease) in net asset value	0.13	(0.28)	1.00	0.47		(1.34)
Net asset value, ending	$7.08	$6.95	$7.23	$6.23		$5.76
Total return (3)	3.60%	(2.73%)	17.28%	8.38%		(18.87%)
Ratios to average net assets: (4)
Total expenses	1.72%	1.69%	1.94%	2.06%		2.21%
Net expenses	1.26%	1.28%	1.38%	1.85%		1.85%
Net investment income	1.27%	1.34%	1.26%	1.33%	(2)	0.17%
Portfolio turnover	40%	38%	133%	89%		99%
Net assets, ending (in thousands)	$47,596	$51,502	$58,695	$70,317		$59,589

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$6.50	$6.76	$5.82	$5.42		$6.75
Income from investment operations:
Net investment income (loss) (1)	0.02	0.04	0.03	0.03	(2)	(0.05)
Net realized and unrealized gain (loss)	0.16	(0.26)	0.92	0.37		(1.28)
Total from investment operations	0.18	(0.22)	0.95	0.40		(1.33)
Distributions from:
Net investment income	(0.05)	(0.04)	(0.01)	—		—
Total distributions	(0.05)	(0.04)	(0.01)	—		—
Total increase (decrease) in net asset value	0.13	(0.26)	0.94	0.40		(1.33)
Net asset value, ending	$6.63	$6.50	$6.76	$5.82		$5.42
Total return (3)	2.85%	(3.31%)	16.38%	7.38%		(19.70%)
Ratios to average net assets: (4)
Total expenses	2.48%	2.44%	2.78%	2.87%		2.96%
Net expenses	2.01%	2.03%	2.13%	2.69%		2.85%
Net investment income (loss)	0.38%	0.59%	0.55%	0.45%	(2)	(0.84%)
Portfolio turnover	40%	38%	133%	89%		99%
Net assets, ending (in thousands)	$6,752	$9,996	$11,938	$13,213		$13,663

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.004 per share and 0.07% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$7.07	$7.34	$6.35	$5.88		$7.21
Income from investment operations:
Net investment income (1)	0.11	0.15	0.13	0.11	(2)	0.06
Net realized and unrealized gain (loss)	0.14	(0.31)	0.97	0.41		(1.39)
Total from investment operations	0.25	(0.16)	1.10	0.52		(1.33)
Distributions from:
Net investment income	(0.12)	(0.11)	(0.11)	(0.05)		—
Total distributions	(0.12)	(0.11)	(0.11)	(0.05)		—
Total increase (decrease) in net asset value	0.13	(0.27)	0.99	0.47		(1.33)
Net asset value, ending	$7.20	$7.07	$7.34	$6.35		$5.88
Total return (3)	3.89%	(2.33%)	17.66%	8.76%		(18.45%)
Ratios to average net assets: (4)
Total expenses	1.47%	1.43%	1.66%	3.83%		5.63%
Net expenses	0.98%	0.93%	0.97%	1.40%		1.40%
Net investment income	1.60%	2.00%	1.99%	1.74%	(2)	0.82%
Portfolio turnover	40%	38%	133%	89%		99%
Net assets, ending (in thousands)	$23,867	$19,178	$5,503	$910		$386

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.09% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$20.00	$19.92	$17.71	$14.87		$19.55
Income from investment operations:
Net investment income (loss) (1)	0.23	0.23	0.20	0.03	(2)	(0.02)
Net realized and unrealized gain (loss)	0.70	0.04	2.01	2.81		(3.40)
Total from investment operations	0.93	0.27	2.21	2.84		(3.42)
Distributions from:
Net investment income	(0.23)	(0.19)	—	—	(3)	—
Net realized gain	—	—	—	—		(1.26)
Total distributions	(0.23)	(0.19)	—	—	(3)	(1.26)
Total increase (decrease) in net asset value	0.70	0.08	2.21	2.84		(4.68)
Net asset value, ending	$20.70	$20.00	$19.92	$17.71		$14.87
Total return (4)	4.86%	1.34%	12.48%	19.13%		(18.35%)
Ratios to average net assets: (5)
Total expenses	1.38%	1.39%	1.46%	1.63%		1.82%
Net expenses	1.25%	1.28%	1.28%	1.51%		1.82%
Net investment income (loss)	1.17%	1.14%	1.11%	0.22%	(2)	(0.09%)
Portfolio turnover	28%	40%	34%	103%		110%
Net assets, ending (in thousands)	$181,139	$201,243	$235,266	$278,517		$295,337

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$18.32	$18.28	$16.37	$13.84		$18.41
Income from investment operations:
Net investment income (loss) (1)	0.08	0.07	0.07	(0.08)	(2)	(0.13)
Net realized and unrealized gain (loss)	0.66	0.03	1.84	2.61		(3.18)
Total from investment operations	0.74	0.10	1.91	2.53		(3.31)
Distributions from:
Net investment income	(0.08)	(0.06)	—	—		—
Net realized gain	—	—	—	—		(1.26)
Total distributions	(0.08)	(0.06)	—	—		(1.26)
Total increase (decrease) in net asset value	0.66	0.04	1.91	2.53		(4.57)
Net asset value, ending	$18.98	$18.32	$18.28	$16.37		$13.84
Total return (3)	4.08%	0.61%	11.67%	18.28%		(18.92%)
Ratios to average net assets: (4)
Total expenses	2.13%	2.14%	2.17%	2.35%		2.53%
Net expenses	2.01%	2.03%	2.03%	2.25%		2.53%
Net investment income (loss)	0.43%	0.40%	0.41%	(0.52%)	(2)	(0.79%)
Portfolio turnover	28%	40%	34%	103%		110%
Net assets, ending (in thousands)	$50,369	$58,455	$67,096	$71,334		$75,061

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$20.15	$20.08	$17.79	$15.02		$19.64
Income from investment operations:
Net investment income (1)	0.29	0.36	0.30	0.13	(2)	0.06
Net realized and unrealized gain (loss)	0.70	(0.02)	1.99	2.80		(3.42)
Total from investment operations	0.99	0.34	2.29	2.93		(3.36)
Distributions from:
Net investment income	(0.29)	(0.27)	—	(0.16)		—
Net realized gain	—	—	—	—		(1.26)
Total distributions	(0.29)	(0.27)	—	(0.16)		(1.26)
Total increase (decrease) in net asset value	0.70	0.07	2.29	2.77		(4.62)
Net asset value, ending	$20.85	$20.15	$20.08	$17.79		$15.02
Total return (3)	5.18%	1.68%	12.87%	19.68%		(17.93%)
Ratios to average net assets: (4)
Total expenses	1.13%	1.14%	1.12%	1.56%		3.89%
Net expenses	0.97%	0.93%	0.93%	1.08%		1.29%
Net investment income	1.48%	1.78%	1.61%	0.80%	(2)	0.32%
Portfolio turnover	28%	40%	34%	103%		110%
Net assets, ending (in thousands)	$179,839	$170,996	$16,094	$4,637		$779

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Global Energy Solutions Fund (Global Energy Solutions) and Calvert Global Water Fund (Global Water) (each a Fund and collectively, the Funds) are diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Global Energy Solutions is to seek to track the performance of the Calvert Global Energy Research Index. Global Energy Solutions invests in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions, or that are significantly involved in the sustainable energy solutions industry. The investment objective of Global Water is to seek to track the performance of the Calvert Global Water Research Index. Global Water invests in equity securities of U.S. and non-U.S. companies whose main business is in the water industry, or that are significantly involved in water-related services or technologies.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Funds’ Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

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Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2019, based on the inputs used to value them:
Global Energy Solutions

Assets	Level 1	Level 2		Level 3	Total
Common Stocks
Brazil	$796,853	$—		$—	$796,853
Canada	2,997,586	—		—	2,997,586
China	913,777	3,240,450		—	4,154,227
Germany	482,589	6,299,691		—	6,782,280
Spain	476,645	2,679,737		—	3,156,382
United Kingdom	834,040	2,984,314		—	3,818,354
United States	22,160,700	—		—	22,160,700
Other Countries(1)	—	31,671,956		—	31,671,956
Total Common Stocks	$28,662,190	$46,876,148	(2)	$—	$75,538,338
High Social Impact Investments	—	1,909,537		—	1,909,537
Short Term Investment of Cash Collateral for Securities Loaned	3,855,931	—		—	3,855,931
Total Investments	$32,518,121	$48,785,685		$—	$81,303,806

(1) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(2) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

36 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT

Global Water

Assets	Level 1	Level 2		Level 3(1)	Total
Common Stocks
Brazil	$12,413,037	$—		$—	$12,413,037
Canada	2,519,548	—		—	2,519,548
Chile	7,599,011	—		—	7,599,011
Mexico	2,556,380	—		—	2,556,380
Singapore	—	2,681,826		0	2,681,826
United Kingdom	8,389,882	27,682,102		—	36,071,984
United States	181,258,680	—		—	181,258,680
Other Countries(2)	—	161,677,960		—	161,677,960
Total Common Stocks	$214,736,538	$192,041,888	(3)	$0	$406,778,426
High Social Impact Investments	—	1,634,272		—	1,634,272
Short Term Investment of Cash Collateral for Securities Loaned	6,945,271	—		—	6,945,271
Total Investments	$221,681,809	$193,676,160		$0	$415,357,969

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(3) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, Global Water has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.

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F. Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, each Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, each Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the respective Fund’s change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in the respective Fund’s net realized gain (loss) on investments.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly at the following annual rates of each respective Fund’s average daily net assets:

GLOBAL ENERGY SOLUTIONS	0.75%
GLOBAL WATER
Up to and including $250 Million	0.75%
Over $250 Million	0.70%
For the year ended September 30, 2019, the investment advisory fee for Global Energy Solutions and Global Water amounted to $576,664 and $2,898,322, respectively, or 0.75% and 0.73%, respectively, of the Funds’ average daily net assets.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.24%, 1.99% and 0.99% (1.28%, 2.03% and 0.93% prior to February 1, 2019) of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $361,395 and $549,666 for Global Energy Solutions and Global Water, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $92,266 and $475,427 for Global Energy Solutions and Global Water, respectively.
The Funds have in effect distribution plans for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Funds also have in effect distribution plans for Class C shares (Class C Plan) pursuant to Rule 12b-1

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under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2019 amounted to $120,300 and $446,567, respectively, for Class A shares. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2019 amounted to $76,677 and $515,421, respectively, for Class C shares.
The Funds were informed that EVD received $8,472 and $35,554 for Global Energy Solutions and Global Water, respectively, as their portion of the sales charge on sales of Class A shares paid by each Fund’s shareholders for the year ended September 30, 2019.
For the year ended September 30, 2019, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Class A	$633	$794
Class C	267	775
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses for Global Energy Solutions and Global Water incurred to EVM amounted to $58,161 and $110,474, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
During the year ended September 30, 2019, for Global Energy Solutions, CRM reimbursed the Fund $6,286 for a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Directors. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Funds who are employees of CRM or their affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, Global Energy Solutions’ and Global Water’s allocated portion of such expense and reimbursement was $1,910 and $9,894, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Purchases	$30,902,910	$112,654,604
Sales	$35,491,266	$146,158,293

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NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	GLOBAL ENERGY SOLUTIONS		GLOBAL WATER
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018
Ordinary income	$1,115,618	$1,010,337	$4,853,518	$4,562,245
During the year ended September 30, 2019, the following amounts were reclassified due to expired capital loss carryforwards for Global Energy Solutions and use of equalization accounting for Global Water. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Change in:
Paid-in capital	($43,799,529)	$421,890
Distributable earnings (Accumulated loss)	$43,799,529	($421,890)
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Undistributed ordinary income	$915,299	$3,804,863
Deferred capital losses	($75,571,239)	($45,650,417)
Net unrealized appreciation (depreciation)	$3,746,156	$54,065,552
At September 30, 2019, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Deferred capital losses:
Short-term	$—	$12,482,339
Long-term	$75,571,239	$33,168,078
The cost and unrealized appreciation (depreciation) of investments of the Funds at September 30, 2019, as determined on a federal income tax basis, were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Aggregate cost	$77,530,907	$361,150,466
Gross unrealized appreciation	$10,644,980	$80,802,416
Gross unrealized depreciation	(6,872,081)	(26,594,913)
Net unrealized appreciation (depreciation)	$3,772,899	$54,207,503

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NOTE 5 — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan and the total value of collateral received were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Securities on Loan	$9,330,458	$28,304,256
Collateral Received:
Cash	$3,855,931	$6,945,271
U.S. government and/or agencies securities	5,912,479	23,358,126
Total Collateral Received	$9,768,410	$30,303,397
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks
Global Energy Solutions	$9,768,410	$—	$—	$—	$9,768,410
Global Water	$30,303,397	$—	$—	$—	$30,303,397
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2019 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Funds participate with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed (unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

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Effective at the close of business on October 28, 2019, the Funds and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Funds participate with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — AFFILIATED FUNDS
Each Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Funds’ investment adviser. In connection with the appointment of CRM as the Funds’ investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Funds to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Funds and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
At September 30, 2019, the value of the Funds’ investment in the Notes was $1,790,478 for Global Energy Solutions, which represents 2.3% of its net assets and $994,710 for Global Water, which represents 0.2% of its net assets. Transactions in the Notes by the Funds for the year ended September 30, 2019 were as follows:
GLOBAL ENERGY SOLUTIONS

Name of Issuer	Value, beginning of year	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of year	Interest Income	Capital Gain Distributions Received	Principal Amount, end of year
High Social Impact Investments Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$1,732,230	$—	$—	$—	$58,248	$1,790,478	$27,000	$—	$1,800,000
GLOBAL WATER

Name of Issuer	Value, beginning of year	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of year	Interest Income	Capital Gain Distributions Received	Principal Amount, end of year
High Social Impact Investments Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$962,350	$—	$—	$—	$32,360	$994,710	$15,000	$—	$1,000,000
(1) Restricted security.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

GLOBAL ENERGY SOLUTIONS	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,775,530	$11,992,411	1,117,430	$8,195,566
Reinvestment of distributions	112,454	664,603	90,355	679,470
Shares redeemed	(2,862,064)	(19,213,624)	(1,924,505)	(14,149,974)
Converted from Class C	287,214	1,893,413	—	—
Net decrease	(686,866)	($4,663,197)	(716,720)	($5,274,938)

Class C
Shares sold	89,959	$580,475	143,092	$991,557
Reinvestment of distributions	11,289	62,766	8,307	58,729
Shares redeemed	(314,820)	(1,957,061)	(379,003)	(2,593,142)
Converted to Class A	(305,620)	(1,893,413)	—	—
Net decrease	(519,192)	($3,207,233)	(227,604)	($1,542,856)

Class I
Shares sold	1,807,826	$12,172,970	1,131,225	$8,495,674
Reinvestment of distributions	56,163	336,977	28,546	217,810
Shares redeemed	(1,262,308)	(8,529,791)	(571,721)	(4,241,557)
Converted from Class Y	—	—	1,374,040	10,234,262
Net increase	601,681	$3,980,156	1,962,090	$14,706,189

Class Y (1)
Shares sold	—	$—	124,845	$960,892
Shares redeemed	—	—	(143,680)	(1,104,875)
Converted to Class I	—	—	(1,342,427)	(10,234,262)
Net decrease	—	$—	(1,361,262)	($10,378,245)

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GLOBAL WATER	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	960,394	$18,681,657	1,266,551	$25,626,840
Reinvestment of distributions	116,365	2,016,615	100,880	2,054,923
Shares redeemed	(2,459,523)	(46,910,007)	(3,113,037)	(62,764,983)
Converted from Class C	70,649	1,342,386	—	—
Net decrease	(1,312,115)	($24,869,349)	(1,745,606)	($35,083,220)

Class C
Shares sold	164,935	$2,960,681	401,042	$7,461,295
Reinvestment of distributions	13,492	215,596	9,931	186,409
Shares redeemed	(637,289)	(11,269,477)	(892,262)	(16,501,939)
Converted to Class A	(76,746)	(1,342,386)	—	—
Net decrease	(535,608)	($9,435,586)	(481,289)	($8,854,235)

Class I
Shares sold	2,133,477	$41,451,651	2,734,514	$55,432,549
Reinvestment of distributions	120,781	2,104,010	89,340	1,828,798
Shares redeemed	(2,113,969)	(40,670,149)	(1,999,658)	(40,383,183)
Converted from Class Y	—	—	6,859,381	141,347,148
Net increase	140,289	$2,885,512	7,683,577	$158,225,312

Class Y (1)
Shares sold	—	$—	332,896	$6,851,319
Shares redeemed	—	—	(391,471)	(8,041,302)
Converted to Class I	—	—	(6,808,039)	(141,347,148)
Net decrease	—	$—	(6,866,614)	($142,537,131)

(1) Effective December 8, 2017, Class Y shares of each Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

NOTE 9 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalization of emerging market issuers.

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NOTE 10 — CONCENTRATION RISK
Global Energy Solutions concentrates its investments in the sustainable energy solutions industry. This industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Global Water concentrates its investments in the water industry. This industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Impact Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Calvert Global Energy Solutions Fund and Calvert Global Water Fund (collectively, the Funds), each a series of Calvert Impact Fund, Inc., including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Global Energy Solutions	$1,334,370
Global Water	$6,472,879

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2019 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction:

Global Energy Solutions	24.31%
Global Water	81.16%

Foreign Tax Credit. For the fiscal year ended September 30, 2019, the Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes	Foreign Source Income
Global Energy Solutions	$151,917	$1,473,298
Global Water	$567,035	$5,691,758

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT (Unaudited) 47

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

48 www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT (Unaudited)

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Funds because of his positions with the Funds’ adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds include additional information about the Directors and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER FUNDS ANNUAL REPORT (Unaudited) 49

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

50 www.calvert.com CALVERT GLOBAL ENERGY SOLUTION FUND AND CALVERT GLOBAL WATER FUND ANNUAL REPORT (Unaudited)

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CALVERT GLOBAL ENERGY SOLUTIONS FUND
CALVERT GLOBAL WATER FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24199 9.30.19

Calvert Green Bond Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Federal Tax Information
33	Management and Organization
35	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
During the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in U.S. fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. As investors searched for yield in an ongoing low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%, outperforming the 4.25% return of the S&P 500® Index, a broad measure of the U.S. stock market.
U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert Green Bond Fund (the Fund) returned 9.53% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the ICE BofAML Green Bond Index-Hedged USD (the Index), which returned 12.80%.
The Fund outperformed the Index early in the period as its more conservative positioning, particularly in investment-grade corporate bonds and government-related securities, benefited amid considerable volatility. In late December 2018 and subsequent quarters in the period, as the Fed and global central banks signaled an easing of interest-rate hikes amid market volatility, the Fund’s more conservative position among investment-grade corporate bonds and government-related issues detracted, and the Fund underperformed the Index.
For the 12-month period, the Fund’s shorter-than-Index duration in non-U.S. government securities and other non-U.S. issues was the leading detractor from Index-relative performance. Security selection in investment-grade corporate bonds also detracted from Index-relative performance during the period, largely a result of the Fund’s more conservative credit positioning than the Index. Out-of-Index allocations to asset-backed securities and collateralized mortgage-backed obligations further weighed on Index-relative performance during the period.
While the Fund’s shorter duration within non-U.S. issues detracted, its longer duration in U.S. securities was beneficial during the 12-month period. The Fund’s yield curve8 positioning during the 12-month period also contributed to relative performance. Out-of-Index allocations to high yield securities, and underweight positions in U.S. Treasurys and government-related securities also enhanced performance during the period.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund held a slightly overweight duration in U.S. securities. Following the Fed’s announcement in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund positioned its portfolio for a steepening of the yield curve. By period-end, the Fund held an overweight position relative to the Index in asset-backed securities tied to the housing market and household balance sheets.
With respect to investment-grade credit and given the relatively late stage of the credit cycle, the Fund had a lower-than-Index spread duration9 and a focus on higher-quality credit by period-end.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2013	10/31/2013	9.53%	3.25%	3.14%
Class A with 3.75% Maximum Sales Charge	—	—	5.40	2.47	2.48
Class I at NAV	10/31/2013	10/31/2013	9.84	3.63	3.50
Class R6 at NAV	02/01/2019	10/31/2013	9.92	3.65	3.52

ICE BofAML Green Bond Index - Hedged USD	—	—	12.80%	4.48%	4.58%
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	2.39	0.98	0.84

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			0.94%	0.69%	0.64%
Net			0.73	0.48	0.43

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	10/31/2013	$306,518	N.A.
Class R6	$1,000,000	10/31/2013	$1,226,971	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]			COUNTRY ALLOCATION (% of total investments)[5]

Corporate Bonds	63.1%		United States	64.9%
Sovereign Government Bonds	15.4%		Canada	7.8%
Asset-Backed Securities	8.2%		France	7.1%
Collateralized Mortgage-Backed Obligations	5.9%		Germany	3.1%
Taxable Municipal Obligations	2.9%		Italy	2.4%
U.S. Government Agencies and Instrumentalities	2.3%		Australia	1.9%
U.S. Government Agency Mortgage-Backed Securities	1.2%		Sweden	1.8%
Preferred Stocks	1.0%		Finland	1.7%
High Social Impact Investments	0.0%	*	Luxembourg	1.5%
Total	100.0%		Netherlands	1.4%
* Amount is less than 0.05%.			South Korea	1.3%
			Philippines	1.1%
			Singapore	1.1%
			Other (less than 1.0% each)	2.9%
			Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML Green Bond Index - Hedged USD tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

9 Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,052.70	$3.76**	0.73%
Class I	$1,000.00	$1,053.30	$2.47**	0.48%
Class R6	$1,000.00	$1,054.20	$2.21**	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70**	0.73%
Class I	$1,000.00	$1,022.66	$2.43**	0.48%
Class R6	$1,000.00	$1,022.91	$2.18**	0.43%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

CALVERT GREEN BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - 61.5%
Basic Materials - 0.9%
LG Chem Ltd.:
3.25%, 10/15/24 (1)		1,550,000	1,599,967
3.625%, 4/15/29 (1)		1,500,000	1,572,628
			3,172,595

Communications - 2.6%
Verizon Communications, Inc., 3.875%, 2/8/29		8,190,000	9,002,246

Consumer, Cyclical - 0.3%
Hyundai Capital Services, Inc., 2.875%, 3/16/21 (1)		1,200,000	1,204,670

Consumer, Non-cyclical - 2.4%
Conservation Fund (The), 3.474%, 12/15/29		2,345,000	2,388,541
Kaiser Foundation Hospitals, 3.15%, 5/1/27		2,208,000	2,328,215
Massachusetts Institute of Technology, 3.959%, 7/1/38		2,985,000	3,491,812
			8,208,568

Energy - 4.4%
Hanwha Energy USA Holdings Corp., 2.375%, 7/30/22 (1)		5,000,000	5,008,937
Pattern Energy Group, Inc., 5.875%, 2/1/24 (1)		1,980,000	2,036,925
TerraForm Power Operating LLC:
5.00%, 1/31/28 (1)		2,280,000	2,382,600
6.625%, 6/15/25 (1)		5,365,000	5,681,589
			15,110,051

Financial - 25.0%
Alexandria Real Estate Equities, Inc., 4.00%, 1/15/24		2,364,000	2,524,205
Australia & New Zealand Banking Group Ltd., 3.25%, 6/3/20 (2)	AUD	4,740,000	3,242,975
Bank of America Corp.:
2.151%, 11/9/20		4,099,000	4,099,478
3.499% to 5/17/21, 5/17/22 (3)		6,132,000	6,254,836
Bank of Nova Scotia (The), 2.375%, 1/18/23		5,100,000	5,147,043
Boston Properties LP, 3.40%, 6/21/29		2,700,000	2,828,430
Citigroup, Inc., 0.50%, 1/29/22 (2)	EUR	11,950,000	13,201,157
Commonwealth Bank of Australia, 3.25%, 3/31/22	AUD	2,020,000	1,429,296
Credit Agricole Corporate & Investment Bank SA, 2.957%, (3 mo. USD LIBOR + 0.625%), 10/3/21 (4)		6,747,000	6,760,532
DBS Group Holdings Ltd., 2.896%, (3 mo. USD LIBOR + 0.62%), 7/25/22 (1)(4)		3,640,000	3,656,946
Digital Euro Finco LLC, 2.50%, 1/16/26 (2)	EUR	4,500,000	5,415,637
Digital Realty Trust LP, 3.95%, 7/1/22		3,808,000	3,976,811
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24 (1)		7,000,000	7,376,250
ING Groep NV, 4.625%, 1/6/26 (1)		2,175,000	2,407,849

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 7

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23		1,100,000	1,110,055
National Australia Bank Ltd., 3.625%, 6/20/23 (5)		1,867,000	1,966,341
Nederlandse Waterschapsbank NV, 3.125%, 12/5/22 (1)		500,000	524,009
Regency Centers LP, 3.75%, 6/15/24		1,500,000	1,577,409
Royal Bank of Canada, 0.25%, 5/2/24 (2)	EUR	8,600,000	9,447,174
Toronto-Dominion Bank (The), 1.85%, 9/11/20		3,109,000	3,107,028
			86,053,461

Government - 6.6%
African Development Bank, 2.14%, (SOFR + 0.32%), 11/18/20 (4)		2,000,000	2,000,273
Asian Development Bank:
1.875%, 8/10/22		1,500,000	1,509,517
2.125%, 3/19/25		750,000	769,009
2.375%, 8/10/27		750,000	785,279
3.125%, 9/26/28		800,000	892,288
European Bank for Reconstruction & Development, 1.625%, 9/27/24		2,000,000	1,998,306
European Investment Bank:
2.375%, 5/24/27		3,965,000	4,159,676
2.50%, 10/15/24		1,000,000	1,042,314
International Bank for Reconstruction & Development, 3.125%, 11/20/25		4,150,000	4,502,234
International Finance Corp.:
2.00%, 10/24/22		2,450,000	2,478,597
2.125%, 4/7/26		1,500,000	1,544,477
Nordic Investment Bank, 2.25%, 9/30/21		950,000	959,710
			22,641,680

Industrial - 3.8%
Owens Corning, 3.95%, 8/15/29		9,117,000	9,290,611
Xylem, Inc.:
3.25%, 11/1/26		1,999,000	2,063,144
4.375%, 11/1/46		1,590,000	1,765,697
			13,119,452

Technology - 2.0%
Apple, Inc.:
2.85%, 2/23/23		2,500,000	2,575,394
3.00%, 6/20/27 (5)		2,346,000	2,469,351
DXC Technology Co., 3.082%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (4)		1,731,000	1,730,491
			6,775,236

Utilities - 13.5%
American Water Capital Corp.:
2.95%, 9/1/27		480,000	493,095
3.40%, 3/1/25		850,000	893,082
4.00%, 12/1/46		500,000	551,542

8 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Avangrid, Inc.:
3.15%, 12/1/24		4,913,000	5,068,345
3.80%, 6/1/29		6,300,000	6,775,609
Enel Finance International NV:
1.00%, 9/16/24 (2)	EUR	3,025,000	3,438,941
1.125%, 9/16/26 (2)	EUR	4,100,000	4,726,972
MidAmerican Energy Co.:
3.65%, 8/1/48		3,570,000	3,899,906
4.25%, 7/15/49		2,390,000	2,882,783
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (1)		1,825,000	1,888,875
4.50%, 9/15/27 (1)		3,760,000	3,858,700
NSTAR Electric Co., 3.25%, 5/15/29		2,500,000	2,668,762
Public Service Co. of Colorado:
3.20%, 3/1/50		4,500,000	4,589,658
3.70%, 6/15/28 (5)		1,978,000	2,187,358
4.10%, 6/15/48		1,000,000	1,170,597
Terraform Global Operating LLC, 6.125%, 3/1/26 (1)		1,595,000	1,642,850
			46,737,075

Total Corporate Bonds (Cost $205,125,615)			212,025,034

SOVEREIGN GOVERNMENT BONDS - 15.0%

Canada - 2.6%
Export Development Canada, 1.625%, 6/1/20		2,585,000	2,579,770
Province of Ontario Canada:
1.95%, 1/27/23	CAD	3,200,000	2,428,846
2.65%, 2/5/25	CAD	5,000,000	3,927,614
			8,936,230

Finland - 1.4%
Municipality Finance plc, 1.375%, 9/21/21 (1)		5,000,000	4,961,383

France - 5.1%
French Republic Government Bond OAT, 1.75%, 6/25/39 (1)(2)	EUR	12,440,000	17,586,501

Germany - 3.1%
Kreditanstalt fuer Wiederaufbau:
1.75%, 10/15/19		3,490,000	3,489,530
1.75%, 9/14/29		2,200,000	2,202,009
1.875%, 11/30/20		2,800,000	2,802,322
2.00%, 9/29/22		2,000,000	2,021,610
			10,515,471

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT (*)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - CONT’D
Mexico - 0.2%
Nacional Financiera SNC, 3.375%, 11/5/20 (1)	750,000	756,570

Netherlands - 0.5%
Nederlandse Waterschapsbank NV, 2.375%, 3/24/26 (1)	1,700,000	1,763,502

Norway - 0.3%
Kommunalbanken AS, 1.375%, 10/26/20 (1)	1,000,000	994,254

Sweden - 1.8%
Kommuninvest i Sverige AB, 1.875%, 6/1/21 (1)	1,600,000	1,602,227
Svensk Exportkredit AB, 1.875%, 6/23/20	4,500,000	4,497,755
		6,099,982

Total Sovereign Government Bonds (Cost $50,263,369)		51,613,893

ASSET-BACKED SECURITIES - 8.0%
Helios Issuer LLC, Series 2017-1A, Class C, 8.00%, 9/20/49 (1)	2,507,034	2,606,664
Mosaic Solar Loan Trust:
Series 2018-1A, Class A, 4.01%, 6/22/43 (1)	1,087,435	1,129,083
Series 2019-1A, Class A, 4.37%, 12/21/43 (1)	1,289,355	1,329,112
Mosaic Solar Loans LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42 (1)	730,558	763,388
Series 2017-2A, Class A, 3.82%, 6/22/43 (1)	91,317	93,384
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (1)	63,241	63,279
SolarCity LMC LLC:
Series 2013-1, Class A, 4.80%, 11/20/38 (1)	196,003	207,535
Series 2014-1, Class A, 4.59%, 4/20/44 (1)	4,235,152	4,329,164
Series 2014-2, Class A, 4.02%, 7/20/44 (1)	1,635,320	1,652,061
Series 2014-2, Class B, 5.44%, 7/20/44 (1)	172,134	172,576
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (1)	507,367	519,056
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (1)	845,933	869,088
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	2,545,667	2,597,338
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (1)	403,681	403,700
Series 2018-A, Class B, 2.75%, 2/20/20 (1)	2,360,000	2,361,069
Series 2018-B, Class A, 3.71%, 8/20/21 (1)	1,803,995	1,833,452
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	5,035,433	5,027,799
Vivint Solar Financing V LLC, Series 2018-1A, Class A, 4.73%, 4/30/48 (1)	1,482,139	1,580,483

Total Asset-Backed Securities (Cost $27,013,854)		27,538,231

10 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT (*)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - 2.8%

General Obligations - 1.4%
Massachusetts, Green Bonds, 3.277%, 6/1/46	4,775,000	4,966,191

Water and Sewer - 1.4%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	1,665,000	2,355,475
Massachusetts Water Pollution Abatement Trust, 5.192%, 8/1/40 (6)	150,000	177,845
Metropolitan Water District of Southern California, 6.947%, 7/1/40 (6)	250,000	259,030
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.882%, 6/15/44 (6)	605,000	894,075
New York Environmental Facilities Corp., Green Bonds, 2.25%, 7/15/20	1,070,000	1,071,552
		4,757,977

Total Taxable Municipal Obligations (Cost $8,685,981)		9,724,168

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.2%
Federal National Mortgage Association:
2.65%, 6/1/26	1,889,756	1,956,900
2.68%, 7/1/26	2,000,000	2,079,267

Total U.S. Government Agency Mortgage-Backed Securities (Cost $3,951,577)		4,036,167

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 2.2%
Overseas Private Investment Corp.:
2.36%, 10/15/29	2,870,000	2,908,405
3.16%, 6/1/33	177,566	190,691
3.22%, 9/15/29	749,242	792,452
3.52%, 9/20/32	3,527,643	3,824,860

Total U.S. Government Agencies and Instrumentalities (Cost $7,324,450)		7,716,408

HIGH SOCIAL IMPACT INVESTMENTS - 0.1%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (7)(8)	150,000	149,206

Total High Social Impact Investments (Cost $150,000)		149,206

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 5.8%
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.894%, 2/25/27 (9)	384,827	392,256
Series 2017-M13, Class A2, 3.037%, 9/25/27 (9)	4,150,000	4,375,296
Series 2018-M4, Class A2, 3.144%, 3/25/28 (9)	4,142,000	4,404,512

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT (*)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2018-M8, Class A2, 3.436%, 6/25/28 (9)	923,077	1,002,621
Series 2018-M13, Class A2, 3.82%, 9/25/30 (9)	2,420,000	2,732,196
Series 2019-M1, Class A2, 3.673%, 9/25/28 (9)	4,530,000	5,022,304
Series 2019-M9, Class A2, 2.937%, 4/25/29 (9)	1,920,000	2,041,514

Total Collateralized Mortgage-Backed Obligations (Cost $18,510,517)		19,970,699

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.9%
Real Estate Management & Development - 0.9%
Brookfield Property Partners LP, Series A2, 6.38%	123,000	3,193,080

Total Preferred Stocks (Cost $3,075,000)		3,193,080

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	825,493	825,493

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $825,493)		825,493

TOTAL INVESTMENTS (Cost $324,925,856) - 97.7%		336,792,379
Other assets and liabilities, net - 2.3%		8,007,134
NET ASSETS - 100.0%		344,799,513

NOTES TO SCHEDULE OF INVESTMENTS
(*) In U.S. dollars unless otherwise indicated.
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $91,017,664, which represents 26.4% of the net assets of the Fund as of September 30, 2019.

(2) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2019, the aggregate value of these securities is $57,059,357 or 16.5% of the Fund’s net assets.

(3) Security converts to variable rate after the indicated fixed-rate coupon period.
(4) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(5) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $2,146,411.
(6) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(7) Restricted security. Total market value of restricted securities amounts to $149,206, which represents 0.1% of the net assets of the Fund as of September 30, 2019.
(8) Affiliated company (see Note 8).
(9) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.

12 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

COUNTRY ALLOCATION	% OF TOTAL INVESTMENTS**
United States	64.9%
Canada	7.8%
France	7.1%
Germany	3.1%
Other (less than 3% each)	17.1%
Total	100.0%
** Does not include Short Term Investment of Cash Collateral for Securities Loaned.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)

USD	4,676,429	AUD	6,915,931	State Street Bank and Trust Company	11/29/19	$—	$(269)
USD	6,225,795	CAD	8,265,166	State Street Bank and Trust Company	11/29/19	—	(18,272)
USD	38,418,012	EUR	34,430,419	State Street Bank and Trust Company	11/29/19	731,179	—
USD	6,376,740	EUR	5,711,117	State Street Bank and Trust Company	11/29/19	125,468	—
USD	4,957,330	EUR	4,481,561	State Street Bank and Trust Company	11/29/19	51,905	—
USD	3,381,994	EUR	3,044,964	State Street Bank and Trust Company	11/29/19	49,038	—
USD	2,663,961	EUR	2,423,819	State Street Bank and Trust Company	11/29/19	10,898	—
						$968,488	$(18,541)

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	70	12/31/2019	$15,085,000	($36,023)
U.S. 5-Year Treasury Note	65	12/31/2019	7,744,648	(42,260)
Total Long				($78,283)

Short:
U.S. 10-Year Treasury Note	(11)	12/19/19	($1,433,438)	$12,355
U.S. Long Treasury Bond	(11)	12/19/19	(1,785,438)	21,893
U.S. Ultra 10-Year Treasury Note	(55)	12/19/19	(7,832,344)	89,705
U.S. Ultra-Long Treasury Bond	(13)	12/19/19	(2,494,781)	42,631
Total Short				$166,584

Abbreviations:
AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
LIBOR:	London Interbank Offered Rate
SOFR:	Secured Overnight Financing Rate
USD:	United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	150,000
See notes to financial statements.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 13

CALVERT GREEN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $324,775,856) - including $2,146,411 of securities on loan	$336,643,173
Investments in securities of affiliated issuers, at value (identified cost $150,000)	149,206
Cash	6,231,012
Receivable for open forward foreign currency exchange contracts	968,488
Receivable for capital shares sold	2,634,636
Interest receivable	2,034,501
Interest receivable - affiliated	1,813
Securities lending income receivable	705
Receivable from affiliate	55,799
Deposits at broker for futures contracts	156,695
Directors’ deferred compensation plan	78,223
Other assets	8,076
Total assets	348,962,327

LIABILITIES
Payable for variation margin on open futures contracts	1,066
Payable for open forward foreign currency exchange contracts	18,541
Due to custodian - foreign currency, at value (cost $62,281)	61,090
Payable for investments purchased	2,569,519
Payable for capital shares redeemed	340,456
Deposits for securities loaned	825,493
Distributions payable	21,310
Payable to affiliates:
Investment advisory fee	68,119
Administrative fee	32,697
Distribution and service fees	11,678
Sub-transfer agency fee	9,094
Directors’ deferred compensation plan	78,223
Accrued expenses	125,528
Total liabilities	4,162,814
NET ASSETS	$344,799,513

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$330,644,443
Distributable earnings	14,155,070
Total	$344,799,513
See notes to financial statements.

14 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $58,421,629 and 3,681,280 shares outstanding)	$15.87
Class I (based on net assets of $285,796,416 and 17,982,943 shares outstanding)	$15.89
Class R6 (based on net assets of $581,468 and 36,568 shares outstanding)	$15.90

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.49
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 15

CALVERT GREEN BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest income	$6,892,131
Interest income - affiliated issuers	2,250
Securities lending income, net	8,626
Total investment income	6,903,007

EXPENSES
Investment advisory fee	610,029
Administrative fee	279,018
Distribution and service fees:
Class A	120,911
Directors’ fees and expenses	14,414
Custodian fees	30,451
Transfer agency fees and expenses	249,581
Accounting fees	51,201
Professional fees	43,193
Registration fees	77,586
Reports to shareholders	34,688
Miscellaneous	26,887
Total expenses	1,537,959
Waiver and/or reimbursement of expenses by affiliate	(268,247)
Reimbursement of expenses-other	(5,621)
Net expenses	1,264,091
Net investment income	5,638,916

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	375,080
Futures contracts	(744,329)
Foreign currency transactions	208,262
Forward foreign currency exchange contracts	1,455,730
1,294,743

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	14,811,163
Investment securities - affiliated issuers	4,853
Futures contracts	139,994
Foreign currency	(33,207)
Forward foreign currency exchange contracts	949,947
15,872,750

Net realized and unrealized gain	17,167,493
Net increase in net assets resulting from operations	$22,806,409
See notes to financial statements.

16 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$5,638,916	$2,558,121
Net realized gain	1,294,743	79,974
Net change in unrealized appreciation (depreciation)	15,872,750	(3,160,465)
Net increase (decrease) in net assets resulting from operations	22,806,409	(522,370)

Distributions to shareholders:
Class A shares	(1,080,665)	(1,028,519)
Class I shares	(4,552,457)	(2,084,302)
Class R6 shares	(5,324)	—
Class Y shares	—	(113,468)
Total distributions to shareholders	(5,638,446)	(3,226,289)

Capital share transactions:
Class A shares	12,395,417	5,971,148
Class I shares	158,968,614	91,774,077
Class R6 shares (1)	560,126	—
Class Y shares (2)	—	(35,779,108)
Net increase in net assets from capital share transactions	171,924,157	61,966,117

TOTAL INCREASE IN NET ASSETS	189,092,120	58,217,458

NET ASSETS
Beginning of year	155,707,393	97,489,935
End of year	$344,799,513	$155,707,393

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

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CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$14.82	$15.32	$15.64	$15.14	$15.20
Income from investment operations:
Net investment income (1)	0.34	0.27	0.26	0.25	0.23
Net realized and unrealized gain (loss)	1.05	(0.39)	(0.16)	0.53	0.06
Total from investment operations	1.39	(0.12)	0.10	0.78	0.29
Distributions from:
Net investment income	(0.34)	(0.27)	(0.26)	(0.25)	(0.22)
Net realized gain	—	(0.11)	(0.16)	(0.03)	(0.13)
Total distributions	(0.34)	(0.38)	(0.42)	(0.28)	(0.35)
Total increase (decrease) in net asset value	1.05	(0.50)	(0.32)	0.50	(0.06)
Net asset value, ending	$15.87	$14.82	$15.32	$15.64	$15.14
Total return (2)	9.53%	(0.80%)	0.71%	5.21%	1.95%
Ratios to average net assets: (3)
Total expenses	0.86%	0.99%	1.04%	1.12%	1.24%
Net expenses	0.77%	0.85%	0.88%	0.88%	0.88%
Net investment income	2.21%	1.83%	1.71%	1.64%	1.49%
Portfolio turnover	21%	16%	43%	243%	444%
Net assets, ending (in thousands)	$58,422	$42,611	$38,011	$28,987	$23,108

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

18 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$14.83	$15.32	$15.63	$15.13	$15.18
Income from investment operations:
Net investment income (1)	0.38	0.33	0.32	0.31	0.29
Net realized and unrealized gain (loss)	1.06	(0.40)	(0.15)	0.53	0.06
Total from investment operations	1.44	(0.07)	0.17	0.84	0.35
Distributions from:
Net investment income	(0.38)	(0.31)	(0.32)	(0.31)	(0.27)
Net realized gain	—	(0.11)	(0.16)	(0.03)	(0.13)
Total distributions	(0.38)	(0.42)	(0.48)	(0.34)	(0.40)
Total increase (decrease) in net asset value	1.06	(0.49)	(0.31)	0.50	(0.05)
Net asset value, ending	$15.89	$14.83	$15.32	$15.63	$15.13
Total return (2)	9.84%	(0.48%)	1.15%	5.60%	2.36%
Ratios to average net assets: (3)
Total expenses	0.61%	0.74%	0.68%	0.67%	0.76%
Net expenses	0.48%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.47%	2.24%	2.09%	2.01%	1.89%
Portfolio turnover	21%	16%	43%	243%	444%
Net assets, ending (in thousands)	$285,796	$113,097	$23,641	$23,908	$28,540

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019 (1)
Net asset value, beginning	$15.01
Income from investment operations:
Net investment income (2)	0.26
Net realized and unrealized gain	0.89
Total from investment operations	1.15
Distributions from:
Net investment income	(0.26)
Total distributions	(0.26)
Total increase in net asset value	0.89
Net asset value, ending	$15.90
Total return (3)	7.68%	(4)
Ratios to average net assets: (5)
Total expenses	0.54%	(6)
Net expenses	0.43%	(6)
Net investment income	2.49%	(6)
Portfolio turnover	21%	(7)
Net assets, ending (in thousands)	$581

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

20 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Green Bond Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds. The Fund invests primarily in “green” investments which include those issued by companies that develop or provide products or services that seek to provide environmental solutions and/or that support environmental projects, among others.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between

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the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$212,025,034	$—	$212,025,034
Sovereign Government Bonds	—	51,613,893	—	51,613,893
Asset-Backed Securities	—	27,538,231	—	27,538,231
Taxable Municipal Obligations	—	9,724,168	—	9,724,168
U.S. Government Agency Mortgage-Backed Securities	—	4,036,167	—	4,036,167
U.S. Government Agencies and Instrumentalities	—	7,716,408	—	7,716,408
High Social Impact Investments	—	149,206	—	149,206
Collateralized Mortgage-Backed Obligations	—	19,970,699	—	19,970,699
Preferred Stocks	3,193,080	—	—	3,193,080
Short Term Investment of Cash Collateral for Securities Loaned	825,493	—	—	825,493
Total Investments	$4,018,573	$332,773,806	$—	$336,792,379
Forward Foreign Currency Exchange Contracts	$—	$968,488	$—	$968,488
Futures Contracts	166,584	—	—	166,584
Total	$4,185,157	$333,742,294	$—	$337,927,451

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(18,541)	$—	$(18,541)
Futures Contracts	(78,283)	—	—	(78,283)
Total	$(78,283)	$(18,541)	$—	$(96,824)

B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and

22 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.25% (0.30% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $610,029.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.73% and 0.48% (0.85% and 0.50% prior to February 1, 2019) of the Fund’s average daily net assets for Class A and Class I, respectively, and 0.43% of the Fund’s average daily net assets for Class R6. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $268,247.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $279,018.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $120,911 for Class A shares.
The Fund was informed that EVD received $28,415 as its portion of the sales charge on sales of Class A shares and no contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $36,257 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $5,621, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $196,110,558 and $45,328,884, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $12,890,266 and $2,445,600, respectively.

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NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$5,638,446	$2,723,930
Long-term capital gains	$—	$502,359
During the year ended September 30, 2019, distributable earnings was decreased by $89,502 and paid-in capital was increased by $89,502 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$637,853
Deferred capital losses	($208,584)
Net unrealized appreciation (depreciation)	$13,747,111
Distributions payable	($21,310)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $208,584 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $208,584 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$323,041,022
Gross unrealized appreciation	$14,557,265
Gross unrealized depreciation	(805,908)
Net unrealized appreciation (depreciation)	$13,751,357
NOTE 5 — FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2019 is included in the Schedule of Investments. At September 30, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2019, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended September 30, 2019, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At

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September 30, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $18,541. At September 30, 2019, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$968,488		($18,541)
Interest rate	Futures contracts	Distributable earnings	166,584	(1)	(78,283)	(1)
Total Derivatives			$1,135,072		($96,824)
Derivatives not subject to master netting agreement			$166,584		($78,283)
Total Derivatives subject to master netting agreement			$968,488		($18,541)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2019.

26 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$968,488	$(18,541)	$(699,455)	$—	$250,492

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(18,541)	$18,541	$—	$—	$—

(a) In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b) Net amount represents the net amount due from the counterparty in the event of default.
(c) Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2019 was as follows:

Statement of Operations Caption	Foreign exchange	Interest rate
Net realized gain (loss) on:
Forward foreign currency exchange contracts	$1,455,730	$—
Futures contracts	—	(744,329)
Total	$1,455,730	($744,329)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency exchange contracts	$949,947	$—
Futures contracts	—	139,994
Total	$949,947	$139,994
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts - Long	Futures Contracts - Short	Forward Foreign Currency Exchange Contracts*
$12,198,000	$7,489,000	$28,622,000
*The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 27

well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $2,162,648 and the total value of collateral received was $2,207,846, comprised of cash of $825,493 and U.S. government and/or agencies securities of $1,382,353.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$2,207,846	$—	$—	$—	$2,207,846
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 8 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of CRM as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.

28 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

At September 30, 2019, the value of the Fund’s investments in the Notes was $149,206, which represents 0.1% of the Fund’s net assets. Transactions in the Notes by the Fund for the year ended September 30, 2019 were as follows:

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (1)	$144,353	$—	$—	$—	$4,853	$149,206	$2,250	$—	$150,000

(1) Restricted security.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,398,702	$21,394,507	1,218,090	$18,270,517
Reinvestment of distributions	66,735	1,020,393	64,092	962,198
Shares redeemed	(660,326)	(10,019,483)	(887,229)	(13,261,567)
Net increase	805,111	$12,395,417	394,953	$5,971,148

Class I
Shares sold	12,333,822	$189,249,815	4,217,632	$63,008,279
Reinvestment of distributions	281,533	4,331,692	128,410	1,922,953
Shares redeemed	(2,258,110)	(34,612,893)	(782,172)	(11,692,537)
Converted from Class Y	—	—	2,518,669	38,535,382
Net increase	10,357,245	$158,968,614	6,082,539	$91,774,077

Class R6 (1)
Shares sold	63,941	$993,091	—	$—
Reinvestment of distributions	337	5,324	—	—
Shares redeemed	(27,710)	(438,289)	—	—
Net increase	36,568	$560,126	—	$—

Class Y (2)
Shares sold	—	$—	252,580	$3,876,594
Reinvestment of distributions	—	—	7,157	109,537
Shares redeemed	—	—	(80,165)	(1,229,857)
Converted to Class I	—	—	(2,513,986)	(38,535,382)
Net decrease	—	$—	(2,334,414)	($35,779,108)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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NOTE 10 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. In the event of default of a sovereign or government debt, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to renegotiate defaulted debt may be limited.

30 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Impact Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Green Bond Fund (the Fund), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 33

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

34 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 35

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CALVERT GREEN BOND FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24201 9.30.19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/18	%*	9/30/19	%*

Audit Fees	$84,650	0%	$91,060	0%

Audit-Related Fees(1)	$0	0%	$0	0%

Tax Fees(2)	$25,315	0%	$22,200	0%

All Other Fees(3)	$0	0%	$0	0%

Total	$109,965	0%	$113,260	0%

*Percentage of fees approved by the Audit Committee pursuant to (c )(7)(i)(C ) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the

Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/18		Fiscal Year ended 9/30/19

$	%*	$	%*

$20,400	0%	$22,200	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h)
The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        Treasurer’s Section 302 certification.
(a)(2)(ii)        President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calvert Impact Fund, Inc.

By:     /s/ John H. Streur
John H. Streur
President

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date:     November 21, 2019

By:    /s/ John H. Streur
John H. Streur
President

Date:     November 21, 2019